DB Draft of August 5, 1999

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                       CHARTER EQUIPMENT LEASE 1999-1 LLC,
                                     Issuer

                       LASALLE BANK NATIONAL ASSOCIATION,
                                     Trustee

                                       and

                            CHARTER FINANCIAL, INC.,
                                    Servicer

                             ----------------------


                                    INDENTURE

                           Dated as of August 1, 1999

                             ----------------------


              $171,445,172 in aggregate principal amount of Lease-
                  Backed Notes, Series 1999-1, consisting of:

                $50,642,266 of [_]% Class A-1 Lease-Backed Notes

                $40,355,556 of [_]% Class A-2 Lease-Backed Notes

                $18,990,850 of [_]% Class A-3 Lease-Backed Notes

                $48,708,013 of [_]% Class A-4 Lease-Backed Notes

                  $7,473,251 of [_]% Class B Lease-Backed Notes

                  $3,956,427 of [_]% Class C Lease-Backed Notes

                  $1,318,809 of [_]% Class D Lease-Backed Notes


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



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                  Reconciliation and Tie between the Indenture
                       dated as of August 1, 1999 and the
                     Trust Indenture Act of 1939, as amended

Trust Indenture Act Section                     Indenture Section
---------------------------                     -----------------

   ss. 310  (a)(1).........................ss. 7.08
            (a)(2).........................    7.08
            (a)(3).........................    Not Applicable
            (a)(4).........................    Not Applicable
            (b)............................    7.08; 7.09; 6.07; 1.05; 1.06
            (c)............................    Not Applicable
       311  (a)............................    7.14
            (b)............................    7.14
       312  (a)............................    2.11
            (b)............................    11.02
            (c)............................    11.02
       313  (a)............................    7.15
            (b)(1).........................    Not Applicable
            (b)(2).........................    7.15
            (c)............................    7.15; 1.06
            (d)............................    7.15
       314  (a)............................    8.06; 8.09; 1.06
            (b)............................    Not Applicable
            (c)(1).........................    11.03
            (c)(2).........................    11.03
            (c)(3).........................    11.01
            (d)............................    11.01
            (e)............................    11.04
            (f)............................    Not Applicable
       315  (a)............................    7.01(a)
            (b)............................    7.02; 1.06
            (c)............................    7.01(b)
            (d)............................    7.01(c)
            (e)............................    6.14
       316  (a) (last sentence)............    2.12
            (a)(1)(A)......................    6.12
            (a)(1)(B)......................    6.13
            (a)(2).........................    Not Applicable
       317  (a)(1).........................    6.03(c)
            (a)(2).........................    6.04
            (b)............................    8.03(c)
       318  (a)............................    11.01, 11.02
            (c)............................    11.01

                                    INDENTURE

     This INDENTURE dated as of August 1, 1999, is among CHARTER EQUIPMENT LEASE 1999-1 LLC, a Delaware limited liability company (herein called the "Issuer"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (herein called the "Trustee"), and CHARTER FINANCIAL, INC., as servicer (herein called the "Servicer" or "Charter").

                                    RECITALS

     The Issuer has duly authorized the issuance of $171,445,172 in aggregate principal amount of its Lease-Backed Notes, consisting of $50,642,266 aggregate principal amount of [_]% Class A-1 Lease-Backed Notes (the "Class A-1 Notes"), $40,355,556 aggregate principal amount of [_]% Class A-2 Lease-Backed Notes (the "Class A-2 Notes"), $18,990,850 aggregate principal amount of [_]% Class A-3 Lease-Backed Notes (the "Class A-3 Notes"), $48,708,013 aggregate principal amount of [_]% Class A-4 Lease-Backed Notes (the "Class A-4 Notes", together with the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes, the "Class A Notes"), $7,473,251 aggregate principal amount of [_]% Class B Lease-Backed Notes (the "Class B Notes"), $3,956,427 aggregate principal amount of [_]% Class C Lease-Backed Notes (the "Class C Notes"), and $1,318,809 aggregate principal amount of [_]% Class D Lease-Backed Notes (the "Class D Notes", together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes") of substantially the tenor hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes shall be entitled to payments of interest and principal as set forth herein.

     All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Trustee on the Issuance Date, for the benefit and security of the Noteholders, all of the Issuer's right, title and interest in and to (a) the Leases and all Lease Payments, Casualty Payments, Lease Repurchase Amounts, Termination Payments and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease

Payments, Casualty Payments, Lease Repurchase Amounts, Termination Payments and other amounts due or becoming due with respect thereto since the respective Transfer Date (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Issuer to or under any guarantees of or collateral for the Lessee's obligations under any Lease, (c) all interests of the Issuer in the Equipment at any time subject to any Lease, including any security interest of Charter in the Equipment, (d) all moneys from time to time held by the Trustee pursuant to Section 3.01(a) hereof pending deposit in one of the accounts referred to therein, (e) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys, (f) all rights of the Issuer under the Seller Contribution and Sale Agreement, and the Transferor Contribution and Sale Agreement, and (g) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property (collectively, the "Granted Assets"). Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes, in accordance with their terms, equally and ratably without prejudice, priority, or distinction among any of the Notes, respectively, by reason of differences in time of issuance or otherwise,
(ii) the payment of all other sums payable under this Indenture with respect to the Notes or otherwise and (iii) compliance with the provisions of this Indenture with respect to the Notes.

     The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 1.01. General Definitions.

     Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Accredited Investor: as defined in Section 2.03 of this Agreement.

     Act: with respect to any Noteholder, as defined in Section 1.04.

     Additional Lease: as defined in the Servicing Agreement.

     Additional Principal: with respect to each Payment Date equals (a) zero if each of the Class Target Investor Principal Amounts for Class B Notes, Class C Notes and Class D Notes exceed their respective Class Floors on such Payment Date and (b) in each other case the excess, if any, of (i)(A) the Outstanding Principal Amount of the Notes plus the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to payments on such Payment Date minus (B) the Aggregate Discounted Lease Balance as of the related Calculation Date, over (ii) the sum of the Class A Principal Payment, the Class B Principal Payment, the Class C Principal Payment and the Class D Principal Payment to be paid on such Payment Date.

     Affiliate: of any specified Person: any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     Aggregate Discounted Lease Balance: for any Calculation Date, the sum of the Discounted Lease Balances of all Leases as of such Calculation Date.

     Authorized Officer: with respect to any matter, any officer of or other Person representing the Issuer, Charter or the Servicer, as the case may be, who is authorized to act for the Issuer, Charter or the Servicer, as the case may be, and who is identified on the lists of Authorized Officers delivered by the Issuer, Charter and the Servicer, respectively, to the Trustee on the Issuance Date (as such lists may be modified or supplemented from time to time thereafter, by written notice). Initially, Exhibits F, G, H represent the lists of Authorized Officers of the Issuer, Charter and the Servicer, respectively.

     Available Funds: with respect to any Payment Date, the amount on deposit in the Distribution Account with respect to the immediately preceding Collection Period, net of any Excluded Amounts, including, without limitation, (a) Lease Payments due during the immediately preceding Collection Period; (b) Servicer Advances; (c) recoveries from Defaulted Leases to the extent the Servicer has not substituted Substitute Leases for such Defaulted Leases; (d) proceeds from repurchases by the Transferor or the Seller, as the case may be, of Leases as a result of breaches of representations and warranties to the extent the Transferor or the Seller, as the case may be, has not substituted Substitute Leases for such Leases; (e) any Casualty Payments and any Prepayment to the extent not already included in clause (d) hereof; (f) Termination Payments to the extent the Issuer does not reinvest such Termination Payments in Additional Leases; (g) payments from the Issuer to effect a redemption of the Notes pursuant to Section 2.01(b); (h) to the extent there occurs an Available Funds Shortfall, funds, if any, on deposit in the Reserve Account, and (i) any amounts transferred from the Reserve Account with respect to the final Payment Date pursuant to Section 3.04(d).

     Available Funds Shortfall: as defined in Section 3.04(b).

     Available Reserve Amount: with respect to any date of determination, the amount on deposit in the Reserve Account as of such date of determination.

     Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

     Book-Entry Class A-1 Notes: beneficial interests in the Class A-1 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class A-2 Notes: beneficial interests in the Class A-2 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class A-3 Notes: beneficial interests in the Class A-3 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class A-4 Notes: beneficial interests in the Class A-4 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class B Notes: beneficial interests in the Class B Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class C Notes: beneficial interests in the Class C Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class D Notes: beneficial interests in the Class D Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Business Day: any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the cities in which the Corporate Trust Office or the Servicer are located are authorized or obligated by law or executive order to remain closed.

     Calculation Date: with respect to any Payment Date, the last day of the month preceding the month of such Payment Date.

     Casualty Payment: any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

     Cede & Co.: the initial registered holder of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, acting as nominee of The Depository Trust Company.

     Charter: Charter Financial, Inc., a corporation organized and existing under the laws of the State of New York, and its successors and permitted assigns.

     Class: with respect to any Notes, the class of such Notes, and reference thereto shall refer to one or more of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes or the Class D Notes, as the context so requires.

     Class A Notes: as defined in the Recitals hereto.

     Class A Percentage: 86.3062%.

     Class A Principal  Payment:  (a) while the Class A-1 Notes are outstanding,
(i) on all Payment Dates prior to the Class A-1 Stated Maturity Date, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) excess, if any of, (A) the Aggregate Discounted Lease Balance as of the previous Calculation Date (or with respect to the Initial Payment Date, the Initial Aggregate Discounted Lease Principal Balance) over (B) the Aggregate Discounted Lease Balance as of the related Calculation Date, and (ii) on all Payment Dates on and after the Class A-1 Stated Maturity Date, the entire Outstanding Principal Amount on the Class A-1 Notes, and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate Outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount for such Payment Date.

     Class A Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage and (b) the Aggregate Discounted Lease Balance as of the related Calculation Date.

     Class A-1 Initial Principal Amount: $50,642,266.

     Class A-1 Note Interest Rate: the rate at which interest accrues on the Class A-1 Notes, which rate with respect to each Interest Accrual Period shall be at a rate per annum equal to [_]%.

     Class A-1 Note Owner: with respect to a Book-Entry Class A-1 Note, the Person who is the beneficial owner of such Book-Entry Class A-1 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-1 Noteholder: (a) with respect to a Book-Entry Class A-1 Note, Cede & Co. and (b) with respect to a Definitive Class A-1 Note, the Holder of such Definitive Class A-1 Note.

     Class A-1 Notes: as defined in the Recitals hereto.

     Class A-1 Stated Maturity Date: August, 2000.

     Class A-2 Initial Principal Amount: $40,355,556.

     Class A-2 Note Interest Rate: the rate at which interest accrues on the Class A-2 Notes, which rate with respect to each Interest Accrual Period shall be at a rate per annum equal to [_]%.

     Class A-2 Note Owner: with respect to a Book-Entry Class A-2 Note, the Person who is the beneficial owner of such Book-Entry Class A-2 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-2 Noteholder: (a) with respect to a Book-Entry Class A-2 Note, Cede & Co.; and (b) with respect to a Definitive Class A-2 Note, to the Holder of such Definitive Class A-2 Note. Class A-2 Notes: as defined in the Recitals hereto.

     Class A-2 Stated Maturity Date: February, 2002.

     Class A-3 Initial Principal Amount: $18,990,850.

     Class A-3 Note Interest Rate: the rate at which interest accrues on the Class A-3 Notes, which rate with respect to each Interest Accrual Period shall be at a rate per annum equal to [_]%.

     Class A-3 Note Owner: with respect to a Book-Entry Class A-3 Note, the Person who is the beneficial owner of such Book-Entry Class A-3 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-3 Noteholder: (a) with respect to a Book-Entry Class A-3 Note, Cede & Co.; and (b) with respect to a Definitive Class A-3 Note, the Holder of such Definitive Class A-3 Note.

     Class A-3 Notes: as defined in the Recitals hereto.

     Class A-3 Stated Maturity Date: September, 2002.

     Class A-4 Initial Principal Amount: $48,708,013.

     Class A-4 Note Interest Rate: the rate at which interest accrues on the Class A-4 Notes, which rate with respect to each Interest Accrual Period shall be at a rate per annum equal to [_]%.

     Class A-4 Note Owner: with respect to a Book-Entry Class A-4 Note, the Person who is the beneficial owner of such Book-Entry Class A-4 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-4 Noteholder: (a) with respect to a Book-Entry Class A-4 Note, Cede & Co.; and (b) with respect to a Definitive Class A-4 Note, the Holder of such Definitive Class A-4 Note.

     Class A-4 Notes: as defined in the Recitals hereto.

     Class A-4 Stated Maturity Date: January, 2006.

     Class B Initial Principal Amount: $7,473,251.

     Class B Floor: with respect to each Payment Date, an amount equal to the total of (a) 2.150% of the Initial Aggregate Discounted Lease Balance, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of (i) the Outstanding Principal Amount of the Class C Notes, (ii) the
Outstanding Principal Amount of the Class D Notes and (iii) the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date.

     Class B Note Interest Rate: the rate at which interest accrues on the Class B Notes, which rate shall be [_]% per annum.

     Class B Note Owner: with respect to a Book-Entry Class B Note, the Person who is the beneficial owner of such Book-Entry Class B Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class B Noteholder: (a) with respect to a Book-Entry Class B Note, Cede & Co.; and (b) with respect to a Definitive Class B Note, the Holder of such Definitive Class B Note.

     Class B Notes: as defined in the Recitals hereto.

     Class B Percentage: 5.9691%.

     Class B Principal Payment: with respect to any Payment Date, (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor for such Payment Date.

     Class B Stated Maturity Date: October, 2006.

     Class B Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage and (b) the Aggregate Discounted Lease Balance as of the related Calculation Date.

     Class C Initial Principal Amount: $3,956,427.

     Class C Floor: with respect to each Payment Date, the amount equal to the total of (a) 1.300% of the Initial Aggregate Discounted Lease Balance, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class D Notes, and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date.

     Class C Note Interest Rate: the rate at which interest accrues on the Class C Notes, which rate shall be [_]% per annum.

     Class C Note Owner: with respect to a Book-Entry Class C Note, the Person who is the beneficial owner of such Book-Entry Class C Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class C Noteholder: (a) with respect to a Book-Entry Class C Note, Cede & Co.; and (b) with respect to a Definitive Class C Note, the Holder of such Definitive Class C Note.

     Class C Notes: as defined in the Recitals hereto.

     Class C Percentage: 3.1601%.

     Class C Principal Payment: with respect to any Payment Date, (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class C Notes to the greater of the Class C Target Investor Principal Amount and the Class C Floor for such Payment Date.

     Class C Stated Maturity Date: December, 2006.

     Class C Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class C Percentage and (b) the Aggregate Discounted Lease Balance as of the related Calculation Date.

     Class D Initial Principal Amount: $1,318,809.

     Class D Floor: with respect to each Payment Date, an amount equal to the total of (a) 0.850% of the Initial Aggregate Discounted Lease Balance, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c), and the

Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided, however, that, if the Outstanding Class C Principal Amount is less than or equal to the Class C Floor on such Payment Date, the Class D Floor will equal the Outstanding Class D Principal Amount utilized in the calculation of the Class C Floor Amount for such Payment Date.

     Class D Note Interest Rate: the rate at which interest accrues on the Class D Notes, which rate shall be [_]% per annum.

     Class D Note Owner: with respect to a Book-Entry Class D Note, the Person who is the beneficial owner of such Book-Entry Class D Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class D Noteholder: (a) with respect to a Book-Entry Class D Note, Cede & Co.; and (b) with respect to a Definitive Class D Note, the Holder of such Class D Note.

     Class D Notes: as defined in the Recitals hereto.

     Class D Percentage: 1.0534%.

     Class D Principal Payment: with respect to any Payment Date, (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class D Notes to the greater of the Class D Target Investor Principal Amount and the Class D Floor for such Payment Date.

     Class D Stated Maturity Date: May, 2007.

     Class D Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class D Percentage and (b) the Aggregate Discounted Lease Balance as of the related Calculation Date.

     Class Floor: with respect to any Payment Date and any class (other than the Class A Notes), any of the Class B Floor, the Class C Floor, and/or the Class D Floor, each as of such Payment Date, as applicable.

     Class Target Investor Principal Amount: with respect to any Payment Date and Class, any of the Class A Target Investor Principal Amount, the Class B Target Investor Principal Amount, the Class C Target Investor Principal Amount, and/or the Class D Target Investor Principal Amount, each as of such Payment Date, as applicable.

     Clearing Agency: an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     Clearing Agency Participant: a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Collection Period: with respect to any Payment Date, the period from and including the first day of the calendar month preceding the month of such Payment Date, to and including the last day of such calendar month.

     Commission: the Securities and Exchange Commission.

     Corporate Trust Office: the principal corporate trust office of the Trustee located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674
Attention: Asset-Backed Securities Trust Services, Charter Equipment Lease 1999-1 LLC or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Issuer and Charter.

     Credit and Collection Policies: means those credit and collection policies and practices of Charter relating to leases and lease receivables generally as in effect from time to time.

     Cumulative Loss Amount: with respect to each Payment Date, an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of
(A) the excess, if any, of (1) the Aggregate Discounted Lease Balance as of the Calculation Date relating to the immediately preceding Payment Date over (2) the Aggregate Discounted Lease Balance as of the related Calculation Date and (B) Available Funds for such Payment Date remaining after the payment of amounts (1) owed to the Servicer and (2) in respect of interest on the Notes on such Payment Date over (b) the Aggregate Discounted Lease Balance as of the related Calculation Date.

     Cut-Off Date: the close of business on June 30, 1999.

     DCR: Duff & Phelps Credit Rating Co., and any successor thereto.

     Default: any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     Defaulted Lease: as of any Calculation Date, any Lease with respect to which at any time following the Cut-Off Date or the related Transfer Date, as the case may be, either (a) a Lease Payment, or any portion thereof, was more than 120 days overdue as of such Calculation Date, unless on or before such Calculation Date such Lease Payment (or portion thereof) has been paid or (b) the Servicer has charged off in accordance with the Servicer's customary practices prior to such Calculation Date.

     Definitive  Note: a definitive,  fully  registered  Note issued pursuant to
Section 2.07.

     Depository Agreement: the letter of representations, between the Issuer and The Depository Trust Company, as Clearing Agency.

     Discount Rate: with respect to any Calculation Date, [_]%.

     Discounted Lease Balance: (a) for any Lease as of the Cut-Off Date or the related Payment Date, the present value of all Lease Payments due thereon after the Cut-Off Date or the related Calculation Date, respectively (excluding payments with respect to (x) Defaulted Leases, (y) Early Termination Leases and Leases Subject to a Warranty Event which are not substituted for by Substitute Leases or Additional Leases on or before the related Calculation Date and (z) Leases subject to Casualty Losses, to the extent of such Casualty Losses, which are not substituted for by Substitute Leases on or before the related Calculation Date), discounted monthly, as to each Lease Payment, from the last day of the Collection Period in which such Lease Payment is to become due at a rate equal to the product of (i) one-twelfth and (ii) the Discount Rate; and (b) notwithstanding the foregoing, on the date that a Lease becomes a Defaulted Lease, the Discounted Lease Balance for such Lease will be reduced to zero.

     Distribution Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     Early Termination Lease: a Lease which is the subject of an early termination prior to its original stated maturity due to the payment of a Termination Payment by the Lessee under such Lease.

     Eligible Account: either (a) a segregated trust account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a trust depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the notes of such trust depository institution has a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     Eligible Institution: means, (a) the corporate trust department of the Trustee, or (b) a trust depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) (A) has either
(1) a long-term unsecured debt rating of at least AA- by S&P or which is otherwise acceptable to the Rating Agencies or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies or (B) the parent corporation of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

     Eligible Investments: any one or more of the following obligations or securities:

          (a) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or company
     (including the Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $100,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have the highest short-term credit ratings available from S&P and, to the extent rated by DCR, DCR;

          (c) repurchase obligations with respect to and collateralized by (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or company (acting as principal) of the type described in clause (b) above; provided that the Trustee has taken delivery of such security;

          (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit ratings from S&P and, to the extent rated by DCR, DCR at the time of such investment;

          (e) money market funds that redeem their shares on demand, invest only in other Eligible Investments, and are rated AAAm or AAAm-G by S&P;

          (f) demand notes payable on demand issued by an institution rated "A-1+" by S&P, and to the extent rated by DCR, DCR at the time of such investment;

          (g) funding agreements or guaranteed investment contracts provided by issuers rated "A-1+" by Standard & Poor's (and to the extent rated by DCR, DCR at the time of such investment) which provide, by their terms, for receipt by the trustee on or prior to the next Payment Date of a predetermined fixed dollar amount which cannot vary or change;

          (h) money market funds that redeem their shares on demand (including, without limitation, any fund which the Trustee or an affiliate of the Trustee serves as an investment advisor, administrator, shareholder, servicing agent and/or custodian or sub-custodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered, (ii) the Trustee charges and collects fees and expenses for services rendered pursuant to this Indenture, and (iii) services performed for such funds and pursuant to this Indenture may converge at any time (the parties hereto specifically authorize the Trustee or an affiliate of the Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses the Trustee may charge and collect for services rendered pursuant to this Indenture), and are rated AAAm or AAAm-G by S&P; and

          (i) such other investments as may be approved by S&P, and DCR.

     Equipment: with respect to any Lease, each item of property, together with any replacement parts, additions, and repairs thereto, any replacements thereof, and any accessories incorporated therein and/or affixed thereto, subject to such Lease or, following expiration or termination of such Lease to which the same was previously subject, remaining subject to the lien of this Indenture in accordance with the provisions hereof.

     Event of Default: as defined in Section 6.01.

     Exchange Act: the Securities Exchange Act of 1934, as amended.

     Excluded Amounts: means amounts exempt from deposit into the Distribution Account, including (i) collections attributable to any taxes, fees or other charges imposed by any governmental authority; (ii) collections representing reimbursements of insurance premiums or payments for services that were not financed by the Seller; (iii) other non-contract or rental charges reimbursable to the Servicer in accordance with the Servicer's customary policies and procedures; (iv) collections with respect to repurchased Leases or Lease which has been substituted by a Substitute Lease; (v) any servicing charges; and (vi) late fees or penalties.

     Finance Lease: means a Lease whereby the originator is deemed to have made a loan to the Lessee, which loan is secured by the Lessee's ownership interest in the related Equipment, and the lease or installment payments thereon represent repayment on such loan.

     Financing Statement: as defined in the Servicing Agreement.

     Governmental Authority: any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

     Grant: grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Granted Assets effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Issuer with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Lease Payments in respect of the Leases and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Issuer or otherwise, and generally to do and receive anything that the Issuer is or may be entitled to do or receive thereunder or with respect thereto.

     Granted Assets: as defined in the Granting Clause.

     Holder: a holder of a Note.

     Indenture: this instrument as originally executed and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

     Initial Aggregate Discounted Lease Balance: the sum of the Discounted Lease Balance of each of the Leases as of the Cut-Off Date.

     Initial Payment Date: August 25, 1999.

     Interest Accrual Period: with respect to any Payment Date for the Class A-1 Notes, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Issuance Date) to, but excluding, the current Payment Date, with interest being computed on the basis of the actual number of days in such Interest Accrual Period and a 360-day year. With respect to any Payment Date for the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, and the Class D Notes, the period from and including the prior Payment Date (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the current Payment Date, with interest being computed on the basis of a 30-day month and a 360-day year.

     Interest Payments: as defined in Section 2.01(c).

     Issuance Date: August [_], 1999.

     Issuer: the Person named as the "Issuer" in the first paragraph of this instrument.

     Issuer Order or Issuer Request: a written order or request delivered to the Trustee and signed in the name of the Issuer by an Authorized Officer.

     Lease: at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof and of the Servicing Agreement unless and until released from the lien of this Indenture.

     Lease File: means, with respect to any Lease, the file maintained by the Servicer, as custodian, in which the original Lease documents together with any amendments or modifications thereto are contained.

     Lease Payment: means, with respect to any Lease, the monthly, quarterly, semi-annual or seasonal payments scheduled to be made under the terms of the Lease whether received on or after the expiration or other termination of the Lease. Casualty Payments, Termination Payments, prepayments of rent required pursuant to Termination Payments, prepayments of rent required pursuant to the terms of a Lease at or before the commencement of the term of such lease, payments becoming due before the Cut-Off Date or the Transfer Date as applicable, and supplemental or additional payments required by the terms of such a Lease with respect to taxes, insurance, maintenance (including, without limitation, any maintenance charges), or other specific charges shall not be considered Lease Payments hereunder.

     Lease Receivable: with respect to any Lease, such Lease, the payments thereunder, the related Equipment and related rights thereto.

     Lease Repurchase Amount: with respect to any Lease as of any date of determination, means an amount equal to the sum of (a) the Discounted Lease Balance of such Lease as of the prior Payment Date, (b) the next scheduled Lease Payment on such Lease and (c) any amounts previously due and unpaid with respect to such Lease, whether as a result of a repurchase by the Seller or the Transferor as a result of a Warranty Event or otherwise.

     Lessee: with respect to any Lease, the lessee thereunder.

     Lien: as defined in the Servicing Agreement.

     LLC Agreement: the Limited Liability Company Operating Agreement, dated as of September 18, 1998, as amended as of May 17, 1999 pursuant to which the Issuer is governed.

     Maturity: with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

     Member: any member of the Issuer, as specified in the LLC Agreement from time to time.

     Nonrecoverable Advance: a Servicer Advance which the Servicer reasonably determines will not be ultimately recovered from the related Lease.

     Noteholder: at any time, any Person in whose name a Note is registered in the Note Register.

     Note Interest Rate: with respect to any Class of Notes, the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class A-3 Note Interest Rate, the

Class A-4 Interest Rate, the Class B Note Interest Rate, the Class C Note Interest Rate or the Class D Note Interest Rate, as the case may be.

     Note Owner: the owner of a Note issued hereunder.

     Note Register: as defined in Section 2.03.

     Note Registrar: as defined in Section 2.03.

     Notes: any notes authorized by, and authenticated and delivered under, this Indenture.

     Officers' Certificate: a certificate delivered to the Trustee and signed by the President, or a Vice President of the Issuer, and by another Vice President, the Treasurer, and Assistant Treasurer, the Secretary, or an Assistant Secretary of the Issuer who is not the same Person as the other officer signing such certificate.

     Opinion of Counsel: a written opinion, which shall be satisfactory in form and substance to the Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Issuer and who shall be satisfactory to the Trustee.

     Other Lease Payments: all payments on or in respect of leases which are not Lease Payments, Prepayments, Casualty Payments, or Termination Payments.

     Outstanding: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and

          (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation;

provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the
Trustee  shall  be  protected  in  relying  upon  any  such   request,   demand,
authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

     Outstanding Class A Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class A Notes Outstanding at such time of determination.

     Outstanding Class A-1 Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class A-1 Notes Outstanding at such time of determination.

     Outstanding Class A-2 Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class A-2 Notes Outstanding at such time of determination.

     Outstanding Class A-3 Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class A-3 Notes Outstanding at such time of determination.

     Outstanding Class A-4 Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class A-4 Notes Outstanding at such time of determination.

     Outstanding Class B Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class B Notes Outstanding at such time of determination.

     Outstanding Class C Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class C Notes Outstanding at such time of determination.

     Outstanding Class D Principal Amount: with respect to any time of determination, the aggregate principal amount of the Class D Notes Outstanding at such time of determination.

     Outstanding Principal Amount: with respect to any time of determination, the aggregate unpaid principal amount of the Notes Outstanding at such time of determination.

     Overcollateralization Balance: with respect to each Payment Date, an amount equal to the excess, if any, of (a) the Aggregate Discounted Lease Balance as of the related Calculation Date over (b) the Outstanding Principal Amount of the Notes as of such Payment Date after giving effect to all principal payments made on that day.

     Paying Agent: each agent of the Issuer appointed for the purpose of making payments on the Notes, the initial Paying Agent shall be the Trustee.

     Payment Date: the 25th day of each month (or the next Business Day thereafter if such day is not a Business Day), commencing on the Initial Payment Date, and ending on the latest Stated Maturity.

     Permitted Encumbrance: means any of the following:

          (a) liens, charges or other encumbrances for taxes and assessments which are not yet due and payable;

          (b) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and assets (including warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

          (c) liens, charges or encumbrances in favor of the Trustee under the Indenture;

          (d) with respect to Equipment, the interest of a Lessee in such Equipment under the related Lease; or

          (e) interests of third parties in any Lease, Lease Receivables, Equipment and/or related security subject to a lease participation or a Rent Stream Obligation.

     Person: any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent Agreement: the Placement Agent Agreement, among the Issuer, Charter, and First Union Capital Markets Corp.

     Predecessor Notes: with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

     Prepayment: any voluntary partial or full payment of a Lease, any partial or full prepayment upon the liquidation of a Defaulted Lease, payments upon acquisitions by the Servicer or the Transferor of Leases from the Granted Assets on account of a breach of certain representations and warranties in the related Transaction Document or payments upon an optional acquisition by the Servicer or the Transferor of Leases from the Granted Assets.

     Prepayment Amount: means (a) with respect to any Lease other than a Synthetic Lease as of any date of determination, the present value (as determined in such Lease) of all meaning unpaid Lease Payments under such Lease as of such date of determination, and (b) with respect to any Synthetic Lease as of any date of determination, an amount as specified in such Lease which is no less than 79% of the present value (as determined in such Lease) of all remaining unpaid Lease Payments under such Lease as of such date of determination. To the extent that the amounts received in the liquidation of a Synthetic Lease and the related
Equipment together with the Prepayment Amount thereon exceeds all remaining unpaid Lease Payments under such Synthetic Lease, the Prepayment Amount for such a Synthetic Lease is reduced by such excess.

     Principal Payments: as defined in Section 2.01(b).

     Rating Agencies: S&P and DCR.

     Record Date: with respect to any Payment Date, the last Business Day immediately preceding such Payment Date.

     Rent Stream Obligation: means a Lease (a) where only the related Lease Receivables due under such Lease are conveyed as part of the Granted Assets, and
(b) with respect to which the Equipment thereunder, the related originator or the Issuer.

     Required Deposit Date: as defined in Section 3.03(a).

     Reserve Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     Reserve Required Amount: means $1,714,451.72.

     Responsible Officer: with respect to the Trustee, any person regularly engaged in the administration or supervision of corporate trust accounts (including, in the case of the original Trustee hereunder, any officer in its Asset-Backed Securities Trust Services group) and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc. and any successor thereto.

     Securities Act: the Securities Act of 1933, as amended.

     Seller: Charter Financial, Inc., and its successors and permitted assigns.

     Seller Contribution and Sale Agreement: the Seller Contribution and Sale Agreement, dated as of August 1, 1999 between Charter, the Issuer and the Trustee, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     Servicer: Charter and any successor Servicer appointed pursuant to the terms hereof and of the Servicing Agreement and, to the extent that it at any time is performing the functions of the Servicer, the Trustee, subject to the terms of
Section 5.01 hereof.

     Servicer Advance: as defined in the Servicing Agreement.

     Servicer Event of Default: as defined in the Servicing Agreement.

     Servicer Order: a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

     Servicing Agreement: the Servicing Agreement dated as of August 1, 1999 among the Issuer, the Trustee and Charter, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     Servicing Fee: with respect to any Payment Date, the Servicing Fee payable pursuant to the Servicing Agreement.

     Servicing Fee Rate: with respect to any Payment Date, the applicable Servicing Fee Rate pursuant to the Servicing Agreement.

     Servicing Report: as defined in the Servicing Agreement.

     Stated Maturity: with respect to any Class of Notes, the stated maturity date with respect to such Class, which shall refer to one or more of the Class A-1 Stated Maturity Date, the Class A-2 Stated Maturity Date, the Class A-3 Stated Maturity Date, the Class A-4 Stated Maturity Date, the Class B Stated Maturity Date, the Class C Stated Maturity Date or the Class D Stated Maturity Date, as applicable.

     Substitute Lease: as defined in the Servicing Agreement.

     Synthetic Lease: means a Lease with respect to which the Equipment related thereto (a) is owned by the "lessor" thereof for accounting purposes and (b) is owned by the "lessee" thereof for tax purposes.

     Termination Payment: a payment payable by a Lessee under a Lease upon the early termination of such Lease (but not on account of a casualty or a Lease default) which may be agreed upon by the Servicer, acting in the name of the beneficial owner thereof, and the Lessee in accordance with the provisions of the Servicing Agreement.

     Transaction Documents: means any and all agreements relating to the establishment of the Issuer, the sale and contribution of the Lease Receivables, the servicing of the Lease Receivables and the issuance of Notes, including, without limitation, the LLC Agreement, the Transferor Contribution and Sale Agreement, the Seller Contribution and Sale Agreement, the Servicing Agreement and this Indenture.

     Transfer Date: with respect to a Substitute Lease or an Additional Lease, the date specified with respect to such Substitute Lease or such Additional Lease on Schedule 1 as to which all Lease Payments and all other payments described herein in respect thereof which are due on or after such date are subject of the Grant herein and are subject to the lien of this Indenture.

     Transferor: Charter Funding Corporation V, a New York corporation, and its successors.

     Transferor Contribution and Sale Agreement: the Transferor Contribution and Sale Agreement, dated as of August 1, 1999 between the Transferor and the Issuer as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     Trust Accounts: the Reserve Account and the Distribution Account.

     Trust Indenture Act: the Trust Indenture Act of 1939 as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as provided in Section 9.06 hereof.

     Trustee: the Person named as the "Trustee" in the first paragraph of this instrument until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person; provided, that the provisions of Section 7.07 and Section 8.11, as applicable to any Person at any time serving as Trustee hereunder, shall survive the termination of such Person's status as Trustee hereunder and the succession of any other Person to such status.

     Trustee Fee: with respect to any Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Trustee Fee Rate, and (iii) the Aggregate Discounted Lease Balance as of the first day of the related Collection Period.

     Trustee Fee Rate: with respect to any Payment Date, 0.05% per annum.

     Trustee Priority Expense Amount: means with respect to any Payment Date, the difference between (x) $50,000, and (y) the aggregated amounts paid to the Trustee pursuant to Section 3.03(b)(i)(B) on all prior Payment Dates.

     Underwriting Agreement: the Underwriting Agreement, among the Issuer, Charter, and First Union Capital Markets Corp.

     Uniform Commercial Code or UCC: with respect to a particular  jurisdiction,
the  Uniform   Commercial  Code,  as  in  effect  from  time  to  time  in  such jurisdiction, or any successor statute thereto.

     Warranty Event: with respect to a Lease shall occur and exist when one or more of the representations and warranties given with respect to such Lease under Section 3.04 or Section 3.05 of the Seller Contribution and Sale Agreement or Section 3.04 or Section 3.05 of the Transfer Contribution and Sale Agreement shall have been breached and remain uncured for a period of 30 days after notice of such occurrence.

     SECTION 1.02. Compliance Certificates and Opinions.

     Upon any written application or request (or oral application with prompt written or telecopied confirmation) by the Issuer to the Trustee to take any action under any provision of this Indenture, other than any request that (a) the Trustee authenticate the Notes specified in such request, (b) the Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Issuer hereunder to the Issuer's assignee specified in such request, the Trustee shall require the Issuer to furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of this Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     SECTION 1.03. Form of Documents Delivered to Trustee.

     (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an officer of the Issuer delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such officer's certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

     (e) Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default or Servicer Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default or Servicer Event of Default. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default nor shall the Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.01(a)) or Servicer Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer, or any Noteholder.

     SECTION 1.04. Acts of Noteholders, etc.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.04.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     (d) By  accepting  the  Notes  issued  pursuant  to  this  Indenture,  each
Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

     SECTION 1.05. Notices, etc., to Trustee, Servicer, Issuer and Rating Agencies.

     Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Issuer or the Servicer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

     (a) if to the Trustee, at the Corporate Trust Office, Attention: Asset Backed Securities Trust Services - Charter Equipment Lease 1999-1 LLC (Number for telecopy: (312) 904-2084), or at any other address previously furnished in writing to the Issuer and the Servicer by the Trustee; or

     (b) if to the Issuer at 530 Fifth Avenue, New York, New York 10036, with a copy to the Servicer, or at any other address previously furnished in writing to the Trustee and the Servicer by the Issuer; or

     (c) if to the  Servicer,  at 530 Fifth  Avenue,  New York,  New York 10036,
Attention: David Oplanich (Number for telecopy: 212-805-1050), or at any other address previously furnished in writing to the Trustee and the Issuer by the Servicer.

     (d) if to the Rating Agencies: to Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Group, and to Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention: Structured Finance Monitoring Group.

     SECTION 1.06. Notice to Noteholders; Waiver.

     (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier service or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07. Effect of Headings and Table of Contents.

     The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. Successors and Assigns.

     All covenants and agreements in this Indenture by the Issuer or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

     SECTION 1.09. GOVERNING LAW.

     THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

     SECTION 1.10. Legal Holidays.

     In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid; provided that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

     SECTION 1.11. Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 1.12. Inspection.

     The Issuer agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder holding Notes, or a beneficial interest therein, evidencing at least 25% of the Outstanding Principal Amount of the Notes, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Issuer and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer in this Indenture, the Servicing Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.12 shall be borne by the Issuer.

     SECTION 1.13. Survival of Representations, Warranties and Covenants.

     The representations, warranties, covenants and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01. General Provisions.

     (a) The Notes shall consist of $50,642,266 principal amount of Class A-1 Notes, $40,355,556 principal amount of Class A-2 Notes, $18,990,850 principal amount of Class A-3 Notes, $48,708,013 principal amount of Class A-4 Notes, $7,473,251 principal amount of Class B Notes, $3,956,427 principal amount of Class C Notes and $1,318,809 principal amount of Class D Notes and the forms thereof and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A through Exhibit D hereto, as applicable, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture.


     The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $1,000, for the Class A Notes and the Class B Notes except for Class A Notes or Class B Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class A Notes or Class B Notes pursuant to Section 2.03, 2.04, or 9.05. The Notes shall be issuable only in registered form and only in minimum denominations of at least $1,000 with respect to the Class A Notes and the Class B Notes; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of any Class A Notes or Class B Notes having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Note of each Class, with a denomination less than $1,000. The denomination for the Class C Notes and the Class D Notes will be [x] and [y], respectively.


     (b) For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.03(b) or 6.06, as applicable. Except as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b), except that the Issuer may redeem the Notes in their entirety (including any unpaid interest due and any other amounts due and owing under this Indenture), without premium, as of any Payment Date on which the Aggregate Discounted Lease Balance is less than or equal to Ten percent (10%) of the Aggregate Discounted Lease Balance as of the Cut-Off Date (after giving effect to all Principal Payments on such Payment Date). The Issuer will give notice of any such redemption to each Noteholder and the Trustee at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

     (c) For each Payment  Date,  the  interest  due and payable (the  "Interest
Payments") with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes will be the interest that has accrued on the respective Notes during the related Interest Accrual Period, at the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate, Class A-3 Note Interest Rate, Class A-4 Note Interest Rate, Class B Note Interest Rate, Class C Note Interest Rate and Class D Note Interest Rate, respectively, applied to the then Outstanding Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively, on the preceding Payment Date. With respect to the Class A-1 Notes, the Interest Payments will be calculated on the basis of the actual days elapsed in such Interest Accrual Period and a 360-day year. With respect to the Notes, other than the Class A-1 Notes, the Interest Payments will be calculated on the basis of a year of 360 days comprised of twelve 30-day months. Interest Payments will be made in accordance with Sections 3.03(b) and 6.06, as applicable.

     (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to the principal thereof, and finally to premium, if any.

     (e) All Class A-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-1 Notes shall be made pro rata among all Outstanding Class A-1 Notes, without preference or priority of any kind.

     (f) All Class A-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-2 Notes shall be made pro rata among all Outstanding Class A-2 Notes, without preference or priority of any kind.

     (g) All Class A-3 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-3 Notes shall be made pro rata among all Outstanding Class A-3 Notes, without preference or priority of any kind.

     (h) All Class A-4 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-4 Notes shall be made pro rata among all Outstanding Class A-4 Notes, without preference or priority of any kind.

     (i) The Class B Notes shall be subordinated to the Class A Notes to the extent set forth herein. All Class B Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B Notes shall be made pro rata among all Outstanding Class B Notes, without preference or priority of any kind.

     (j) The Class C Notes shall be subordinated to the Class A Notes and the Class B Notes to the extent set forth herein. All Class C Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class C Notes shall be made pro rata among all Outstanding Class C Notes, without preference or priority of any kind.

     (k) The Class D Notes shall be subordinated to the Class A Notes, the Class B Notes and Class C Notes to the extent set forth herein. All Class D Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class D Notes shall be made pro rata among all Outstanding Class D Notes, without preference or priority of any kind.

     SECTION 2.02. Execution, Authentication, Delivery, and Dating.

     (a) The Notes shall be manually executed in the name and on behalf of the Issuer by its Member.

     (b) Any Note bearing the signature of an individual who was at the time of execution thereof the Member of the Issuer shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

     (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

     (d) The Notes may from time to time be executed by the Issuer and delivered to the Trustee for authentication together with a Issuer Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Issuer Request.

     SECTION 2.03. Transfer and Exchange.

     (a) The Trustee shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which the Trustee shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

     (b) No transfer of any Class C or Class D Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit E hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an "Accredited Investor" (as defined in Rule 501 of the Securities Act) in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. If any resale or other transfer of the Class C or the Class D Notes is proposed, the Trustee will require, in order to assure compliance with such laws, that the Class C or the Class D Noteholder's prospective transferee referred to in the preceding clauses (iii) or (iv) deliver an investment letter certifying to the Issuer and the Trustee as to the facts surrounding such transfer in the form of Exhibit E hereto. Except in the case of a transfer of Class C or Class D Notes to a transferee referred to in the preceding clause (i) or, in general, a transfer that is to be made after two years from the Issuance Date, the Trustee shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Trustee or the Servicer or the Issuer). None of the Issuer, the Servicer or the Trustee is obligated to register or qualify the Class C and Class D Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Class C or Class D Note without registration.

     The Trustee shall not register the transfer of any Note (other than the transfer of a Note to the nominee of the Clearing Agency) unless the transferee has executed and delivered to the Trustee a certification to the effect that either (i) the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in

Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) the transferee's acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption. Each transferee of a book-entry Note shall be deemed to make one of the foregoing representations.

     (c) Subject to Section 2.03(a), upon surrender for registration of transfer of any Note at the office of the Issuer designated pursuant to Section 8.02 for such purpose, the Issuer shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount. The Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note.

     (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     (e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the holder thereof or his attorney-in-fact duly authorized in writing.

     (f) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 not involving any transfer.

     SECTION 2.04. Mutilated, Destroyed, Lost and Stolen Notes.

     (a) If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (b) If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (c) In case the final installment of principal on a mutilated, destroyed, lost or stolen Note has become, or will at the next Payment Date become, due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

     (d) Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

     (e) Every replacement Note issued pursuant to this Section 2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.05. Book-Entry Registration of Class A Notes, Class B Notes, Class C Notes and Class D Notes.

     (a) Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, upon original issuance, shall be issued in the forms attached as Exhibit A through Exhibit D hereto, as applicable, and delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Class A-1 Note Owner, Class A-2 Note Owner, Class A-3 Note Owner, Class A-4 Note Owner, Class B Note Owner, Class C Note Owner or Class D Note Owner will receive a definitive note representing such Note Owner's interest, except as provided in Section 2.07. Unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes, Definitive Class B Notes, Definitive Class C Notes or Definitive Class D Notes ("Definitive Notes") have been issued to the applicable Note Owners pursuant to Section 2.07:

     (i) the provisions of this Section 2.05 shall be in full force and effect with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes or Class D Notes, as the case may be;

     (ii) the Issuer, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be (including the making of distributions on the

Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, as the case may be), as the authorized representatives of the respective Note Owners;

     (iii) to the extent that the provisions of this Section 2.05 conflict with any other provisions of this Indenture, the provisions of this Section 2.05 shall control; and

     (iv) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes, are issued pursuant to Section 2.07, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, as the case may be, to such Clearing Agency Participants.

     (b) For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be, evidencing a specified percentage of the Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, respectively, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, evidencing the requisite percentage of the Outstanding Principal Amount of such Notes, respectively.

     SECTION 2.06. Notice to Clearing Agency.

     Whenever notice or other communication to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders, Class A-4 Noteholders, Class B Noteholders, Class C Noteholders or Class D Noteholders is required under this Agreement, unless and until Definitive Notes shall have been issued to the related Note Owners pursuant to Section 2.07, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners or Class D Note Owners in accordance with its applicable rules, regulations and procedures.

     SECTION 2.07. Definitive Class A Notes, Class B Notes, Class C Notes and Class D Notes.

     If (a) (i) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository

Agreement with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes and/or Class D Notes and (ii) the Trustee or the Issuer is unable to locate a qualified successor, (b) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes and/or Class D Notes, through the Clearing Agency or (c) after the occurrence of a Servicer Event of Default, the Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners and Class D Note Owners with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, evidencing not less than 50% of the aggregate unpaid Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively, through the Clearing Agency is no longer in the best interests of the Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners or Class D Note Owners, as the case may be, the Trustee shall use its best efforts to notify all Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners and Class D Note Owners with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes, to Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners or Class D Note Owners, respectively, requesting the same. Upon surrender to the Trustee of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes or Class D Notes, as the case may be, by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Issuer shall execute and the Trustee shall authenticate and deliver the relevant Definitive Notes. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, as the case may be, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the holders of the relevant Definitive Notes as Noteholders hereunder. Definitive Notes will not be eligible for clearing or settlement through DTC.

     SECTION 2.08. Payment of Interest and Principal; Rights Preserved.

     (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

     (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each Holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

     SECTION 2.09. Persons Deemed Owners.

     Prior to due presentment of a Note for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     SECTION 2.10. Cancellation.

     All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Issuer Order.

     SECTION 2.11. Noteholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Section 312(a) of the Trust Indenture Act. In the event the Trustee no longer serves as the Note Registrar, the Issuer (or any other obligor upon the Notes) shall furnish to the Trustee at least five Business Days before each Payment Date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the Issuer shall otherwise comply with Section 312(a) of the Trust Indenture Act.

     SECTION 2.12. Treasury Securities.

     In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer, any other obligor upon the Notes or an Affiliate of the Issuer shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows are so owned shall be so disregarded.

                                  ARTICLE III

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

     SECTION 3.01. Trust Accounts; Investments by Trustee.

     (a) On or before the Issuance Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders and the Issuer to the extent of their interests therein as provided in this Indenture, the Seller Contribution and Sale Agreement, the Transferor Contribution and Sale Agreement and in the Servicing Agreement, the following accounts, which accounts shall be Eligible Accounts:

     (i) the Distribution Account; and

     (ii) the Reserve Account.

The Reserve Account and the Distribution Account shall be maintained at the Corporate Trust Office. Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts (other than investments made with such amounts, which shall be payable on each Payment Date to the Servicer as additional servicing compensation), shall be held by the Trustee in such accounts as part of the Granted Assets as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

     (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Servicer. Unless the Trustee is advised differently in writing by the Lessee making the payment or by the Servicer in writing (with the Servicer's instruction controlling), the Trustee shall assume that any amount remitted to it by such Lessee is to be deposited into the Distribution

Account pursuant to Section 3.03. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Granted Assets after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

     (c) Neither the Servicer nor the Trustee shall have any right of set-off with respect to the Reserve Account or the Distribution Account, or any investment therein.

     (d) If on any Payment Date, the aggregate amounts on deposit in the Distribution Account as of the end of the related Collection Period and the Reserve Account are greater than or equal to the sum of (i) the remaining Outstanding Principal Amount of the Notes, (ii) the accrued and unpaid interest on the Notes, (iii) the accrued and unpaid Servicing Fee and Trustee Fee, (iv) the amount of unreimbursed Servicing Advances, if any, and (v) any other amounts owed under the Indenture, the amount on deposit in the Reserve Account will be deposited into the Distribution Account and used together with the other funds therein to redeem the Notes.

     (e) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in the Distribution Account and the Reserve Account, shall be invested and reinvested by the Trustee pursuant to a Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Servicer identified therein, in each case in such amounts as such Servicer Order shall specify. The Servicer agrees to give appropriate and timely investment directions to the Trustee so that there will not be more than two Business Days in any one calendar year at the end of which funds in the Distribution Account and the Reserve Account are not invested, directly or indirectly, pursuant to a Servicer Order in Eligible Investments that mature on or after the opening of business on the next Business Day.

     (f) In the event that either (i) the Servicer, as the case may be, shall have failed to give investment directions to the Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the Reserve Account and the Distribution Account, as the case may be, to the fullest extent practicable in one or more Eligible Investments. In the absence of written instructions from the Servicer such funds will be invested in an Eligible Investment which satisfies the requirements of clause (h) of the definition thereof. All investments made by the Trustee shall mature no later than the maturity date therefore permitted by Section 3.01(f) unless the Trustee shall have received written confirmation from each Rating Agency, that the liquidation of such Eligible Investments prior to their respective maturity dates, will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes.

     (g) Unless payable on demand, no investment of any amount held in the Trust Accounts shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Distribution Account and the Reserve Account shall be transferred by the Trustee to the Servicer in accordance with the written instructions of the Servicer then in effect on such Payment Date.

     (h) Any investment of any funds in the Distribution Account and the Reserve Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

     (i) each such investment shall be made in the name of the Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Granted Assets;

     (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment for the benefit of the Servicer; and

     (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for distribution as provided in paragraph (f) hereof.

     (i) If any amounts are needed for disbursement from the Distribution Account or the Reserve Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee may select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

     (j) The Trustee shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

     (k) The Servicer shall promptly reimburse the Trustee for the benefit of the Noteholders for any investment loses resulting from any investment resulting from a Servicer Order.

     SECTION 3.02. Collection of Moneys.

     (a) On or before the Issuance Date, the Servicer shall designate an address for the receipt directly from Lessees of all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease (which payments may be aggregated by the Lessee paying the same with Other Lease Payments and which designated address may be the same designated address to which Other Lease Payments may be sent). The Servicer shall, within two Business Days of receipt of any payment at such designated address, deposit such payment, or cause such payment to be deposited into the Distribution Account. All Lease Payments, Casualty Payments, Termination Payments and other payments relating to a Lease received at such designated address and so deposited shall constitute part of the Granted Assets. Any Other Lease Payments from time to time received at such designated address or otherwise received by the Servicer shall not constitute part of the Granted Assets.

     (b) The Servicer shall from time to time, deposit any amounts which constitute a part of the Granted Assets within two Business Days of the receipt of such amounts into the Distribution Account.

     (c) If at any time the Issuer shall receive any payment on or in respect of any Lease, it shall hold such Payment in trust for the benefit of the Trustee and the Holders of the Notes, shall segregate such payment from the other property of the Issuer, and shall, promptly (but in no event later than the second following Business Day) upon receipt, deposit such payment in the form received to the Distribution Account for the benefit of the Trustee for the benefit of the Noteholders.

     SECTION 3.03. Distribution Account; Payments.

     (a) The Servicer shall within two Business Days of receipt (a "Required Deposit Date") deposit, or cause to be deposited, the following funds, as received, into the Distribution Account:

     (i) Lease Payments;

     (ii) Servicer Advances;

     (iii) recoveries from Defaulted Leases to the extent Servicer has not substituted Substitute Leases for such Defaulted Leases;

     (iv) proceeds from repurchases by the Transferor or the Seller, as the case may be, of Leases due to a Warranty Event or otherwise to the extent the Transferor, or the Seller, as applicable, has not substituted Substitute Leases for such Leases;

     (v) any Casualty Payments and Prepayments to the extent not already included in clause (iv) hereof;

     (vi) Termination Payments to the extent the Issuer does not reinvest such Termination Payments in Additional Leases; and

     (vii) payments from the Issuer to effect a redemption of the Notes pursuant to Section 2.01(b).

     (b) Unless the Notes have been declared due and payable pursuant to Section
6.02 and moneys  collected by the Trustee are being applied in  accordance  with
Section 6.06, Available Funds on deposit in the Distribution Account shall be applied on the related Payment Date by the Trustee in the following order of priority, to make the following required payments:

     (i) (A) to pay the Trustee Fee for such Payment Date and (B) to pay to the Trustee an amount not to exceed the lesser of (x) any unreimbursed expenses or liabilities incurred by the Trustee pursuant to the terms of the Indenture, or
(y) the Trustee Priority Expense Amount for such Payment Date;

     (ii) to pay the Servicing Fee for such Payment Date;

     (iii) to reimburse unreimbursed Servicer Advances in respect of a prior Payment Date;

     (iv) concurrently and pro rata: (A) to make Interest Payments for such Payment Date on the Class A-1 Notes; (B) to make Interest Payments for such
Payment Date on the Class A-2 Notes; (C) to make Interest Payments for such Payment Date on the Class A-3 Notes; and (D) to make Interest Payments for such Payment Date on the Class A-4 Notes;

     (v) to make Interest Payments for such Payment Date on the Class B Notes;

     (vi) to make Interest Payments for such Payment Date on the Class C Notes;

     (vii) to make Interest Payments for such Payment Date on the Class D Notes;

     (viii) to make the Class A Principal Payment for such Payment Date (A) to the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (B) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (C) to the Class A-3 Noteholders only, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero and finally, and (D) to the Class A-4 Noteholders until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero;

     (ix) to pay the Class B Principal Payment for such Payment Date to the Class B Noteholders;

     (x) to pay the Class C Principal Payment for such Payment Date to the Class C Noteholders;

     (xi) to pay the Class D Principal Payment for such Payment Date to the Class D Noteholders;

     (xii) to pay the Additional Principal for such Payment Date, if any, as an additional reduction of principal, first to the Class A-1 Noteholders until the Outstanding Class A-1 Principal Amount has been reduced to zero, second to the Class A-2 Noteholders until the Outstanding Class A-2 Principal Amount has been reduced to zero, third to the Class A-3 Noteholders until the Outstanding Class A-3 Principal Amount has been reduced to zero, fourth to the Class A-4 Noteholders until the Outstanding Class A-4 Principal Amount has been reduced to zero, thereafter to the Class B Noteholders as an additional reduction of principal until the Outstanding Class B Principal Amount has been reduced to zero, thereafter to the Class C Noteholders until the Outstanding Class C
Principal Amount has been reduced to zero; and thereafter to the Class D Noteholders until the Outstanding Class D Principal Amount has been reduced to zero;

     (xiii) to make a deposit to the Reserve Account in an amount equal to the excess, if any, of the Required Reserve Amount over the Available Reserve Amount, for such Payment Date;

     (xiv) to reimburse the Trustee for any expenses or liabilities pursuant to the terms of this Indenture to the extent not already paid pursuant to Section 3.03(b)(i)(B) hereof; and

     (xv) to the Issuer, the balance, if any.

     (c) Notwithstanding the foregoing, the Trustee shall retain in the Distribution Account an amount equal to all Lease Payments received that were due since the related Calculation Date, and all Casualty Payments, Termination Payments and other payments received by the Trustee after the Calculation Date for such Payment Date and shall not distribute any such amounts on such Payment Date. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.03(c) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 3.03(c) such amount or portion thereof shall be deemed to have not been previously so distributed.

     SECTION 3.04. The Reserve Account.

     (a) On the Issuance Date, the Issuer has made an initial deposit of $1,714,451.72 into the Reserve Account. On each Payment Date, the Trustee shall transfer to the Reserve Account from the Distribution Account such amounts as shall be required by Section 3.04(b)(xiii).

     (b) If by 12:00 noon, New York City time, one Business Day preceding any Payment Date, the amount of collected funds on deposit in the Distribution Account available for distribution under Section 3.03(b) is insufficient to permit on such Payment Date all distributions required by Section 3.03(b)(i) through 3.03(b)(xii) and Section 3.03(b)(xiv) (such payments, the "Required Payments" and such shortfall, an "Available

Funds Shortfall"), then, to the extent of the Available Reserve Amount on deposit in the Reserve Account, the Trustee shall transfer, not later than the end of such Business Day, from the Reserve Account to the Distribution Account such amount to the extent available as shall be necessary to make on such Payment Date all Required Payments.

     (c) In the event that after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, the Trustee shall transfer, not later than the end of business on such Payment Date, an amount equal to such excess to the Issuer.

     (d) If on any Payment Date, the aggregate amount on deposit in the Distribution Account as of the end of the related Collection Period and the Reserve Account are greater than or equal to the sum of (i) the remaining Outstanding Principal Amount of the Notes, (ii) the accrued and unpaid interest on the Notes, (iii) the accrued and unpaid Servicing Fee and Trustee Fee, (iv) the amount of unreimbursed Servicing Advances, if any, and (v) any other amounts owed under the Indenture, the amount on deposit in the Reserve Account will be deposited into the Distribution Account and used together with the other funds therein to redeem the Notes.

     (e) Upon termination of this Indenture, any balance remaining in the Reserve Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Issuer.

     SECTION 3.05. Reports by Trustee; Notices of Certain Payments.

     (a) The Trustee shall within two Business Days after the request of the Issuer, the Servicer or any Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Reserve Account and the Distribution Account and identifying the investments included therein.

     (b) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of, and based solely on, the Monthly Report from the Servicer pursuant to the Servicing Agreement, the Trustee shall mail to the Issuer, Charter, each Rating Agency and the Servicer and make available to each Noteholder the following information:

     (i) the Outstanding Principal Amount of all Outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, respectively;

     (ii) the amount of Interest Payments and payments in reduction of principal paid on such Payment Date with respect to all Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes respectively, and with respect to the Notes held by each Noteholder;

     (iii) the amount of the Servicing Fee and  unreimbursed  Servicer  Advances
paid  on  such  Payment  Date  pursuant  to  Section   3.03(b)(i)   and  Section
3.03(b)(ii); and

     (iv) the amount on deposit in the Reserve Account and the Distribution Account, in each case after giving effect to all of the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.02 and 3.03.

     (c) With each report of the Trustee furnished pursuant to this Section 3.05 following any Payment Date, the Trustee shall enclose a copy of the relevant Servicing Report and the report required to be furnished to the Trustee by the Servicer following such Payment Date pursuant to the Servicing Agreement or, if such reports have not been received, a statement to such effect. The Trustee may elect to deliver the reports described in this Section 3.05 electronically or by facsimile.

     (d) Upon request of a Noteholder, the Trustee will provide information as to the Outstanding Principal Amount of each Class of Notes.

     SECTION 3.06. Trustee May Rely on Certain Information from Charter and Servicer.

     Pursuant to the Servicing Agreement and Section 3.02 through 3.05 hereof, the Servicer is required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article Three and in Article Four of this Indenture. The Trustee shall be entitled to rely in good faith on such information or calculations in the performance of its duties hereunder (i) unless and until a Responsible Officer of the Trustee has actual knowledge, or is advised by any Noteholder (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information.

                                   ARTICLE IV

                        RELEASE OF LEASES AND EQUIPMENT

     SECTION 4.01. Release of Equipment.

     Subject to the satisfaction of the provisions of Section 4.02, the Trustee shall release Equipment from the Lien of the Indenture upon the occurrence of any of the following events: (a) the sale of such Equipment pursuant to Section 3.03(b) of the Servicing Agreement (unless retained by the Issuer for re-leasing), (b) the expiration of the related Lease upon the payment of the final Lease Payment due and payable under such Lease, (c) the repurchase of the related Lease in accordance with the provisions of the Servicing Agreement, (d) the addition of an Additional Lease to the extent new Equipment is provided in replacement of such Equipment in accordance with the provisions of the Servicing Agreement and (e) upon the substitution of a Substitute Lease in accordance with the provisions of the Servicing Agreement. The proceeds of any such sale, repurchase or releasing shall be deposited in the Distribution Account for disposition under this Indenture.

     SECTION 4.02. Release of Leases Upon Final Lease Payment.

     In the event that the Trustee shall have received notice (either in writing or orally with prompt written or telecopied confirmation) from the Servicer that the Trustee has received from amounts paid by the Lessee, from the Lease Repurchase Amount, or from the proceeds of the Equipment subject to any Lease
(i) the final Lease Payment due and payable under such Lease, (ii) a Termination Payment in respect of such Lease, (iii) a Lease Repurchase Amount in respect of such Lease, (iv) a Casualty Payment under such Lease (and, following such final Lease Payment, Casualty Payment, Lease Repurchase Amount or Termination Payment, no further payments on or in respect of such Lease are or will be due and payable), or (iv) the full amount of any recoveries with respect to such Defaulted Lease, such Lease shall be released from the lien of this Indenture.

     SECTION 4.03. Execution of Documents.

     The Trustee shall promptly execute and deliver such documents, including, without limitation, partial releases and termination statements (which shall be furnished to the Trustee by the Issuer), and take such other actions as the Issuer, by Issuer Request, may reasonably request (including the return of any Lease which has been released) to fully effectuate the release from this Indenture of any Lease and interests in the related Equipment required to be so released pursuant to Sections 4.01 or 4.02.

                                   ARTICLE V

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

     SECTION 5.01. Servicer Events of Default.

     If a Servicer Event of Default shall have occurred and be continuing, the Trustee shall, upon the written request of the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, give notice in writing to the Servicer of the termination of all of the rights and obligations of the Servicer under the Servicing Agreement. On and after the giving of such written notice, all rights and obligations of the Servicer under the Servicing Agreement, including, without limitation, the Servicer's right thereunder to receive the Servicing Fee, shall pass to, be vested in, and be assumed by the Trustee, and the Trustee shall be authorized to, and shall, execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and of such passing, vesting, and assumption; provided that in performing the duties of the Servicer under the Servicing Agreement the Trustee shall at all times be deemed to be acting as the Trustee hereunder and shall be entitled to the full benefit of all the protections, benefits, immunities and indemnities provided in this Indenture for or with respect to the Trustee, including, without limitation, those set forth in Article Seven hereof.

     SECTION 5.02. Substitute Servicer.

     Notwithstanding the provisions of Section 5.01, the Trustee may, if it shall be unwilling to continue to act as the successor to the Servicer in accordance with Section 5.01, or shall, if it is unable to continue to so act or is so instructed in writing by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, appoint a successor to the Servicer in accordance with the provisions of Section 7.03 of the Servicing Agreement.

                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

     SECTION 6.01. Events of Default.

     "Event of Default," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in making of (i) Principal Payments at the Stated Maturity of the relevant Notes or (ii) Interest Payments within 4 days of the date on which the Notes when such become due and payable;

     (b) the failure of the Seller, the Transferor, or the Servicer to make payments or deposits required under the Transaction Documents within three (3) Business Days;

     (c) the failure of the Seller or the Servicer, the Transferor, the Issuer, or the Trustee to perform any covenant with respect to the Transaction Documents, which failure has a material adverse effect on the Noteholders and which continues unremedied for a period of 60 days after discovery or notice of such failure (provided no such cure period shall apply to the Seller's failure to accept the reassignment of any Lease that is not an Eligible Lease, and further provided, only a five (5) day cure period will apply to the Seller's, the Transferor's, the Issuer's or the Trustee's covenant not to grant a security interest in or otherwise create a lien on the Leases);

     (d) any representation or warranty by the Seller, the Transferor, the Trustee or the Issuer is not correct in any material respect and continues for a period of 60 days after discovery or notice of such failure (provided that the Transferor and/or the Seller can "cure" such misrepresentation by purchasing the Leases related thereto);

     (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer or the Transferor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Issuer or the Transferor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer or the Transferor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or the Transferor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

     (f) the commencement by the Issuer or the Transferor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer or the Transferor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or the Transferor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's failure or the Transferor's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Transferor in furtherance of any such action; or

     (g) the Issuer has become an "Investment Company" as defined under the Investment Company Act of 1940, as amended.

     SECTION 6.02. Acceleration of Maturity; Rescission and Annulment.

     (a) If an Event of Default occurs, the unpaid Outstanding Principal Amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer.

     (b) At any time after such an Event of Default has occurred and before a final judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of Notes evidencing 66-2/3% of the then Outstanding Principal Amount of the Notes by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

          (i) all Principal Payments on any Class A Notes, Class B Notes, Class C Notes and Class D Notes, which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rate,

          (ii) all Interest Payments due with respect to any Class A Notes, Class B Notes, Class C Notes and Class D Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

          (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

     SECTION 6.03. Remedies.

     (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02.

     (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Granted Assets as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

     (c) If an Event of Default specified in Section 6.01(a) through Section 6.01(d), or Section 6.01(g), occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid.

     (d) In exercising its rights and obligations under this Section 6.03, the Trustee may sell the Granted Assets; provided that if the Event of Default involves other than non-payment of principal or interest on the Notes, then such sale must be for an amount greater than or equal to amounts due under Section
6.06 unless directed otherwise by the Holders of 66-2/3% of the then Outstanding Principal Amount of the Notes. Neither the Trustee nor any Noteholder shall have any rights against the Issuer other than to enforce the Lien against the Leases and the Equipment and to sell the Granted Assets.

     SECTION 6.04. Trustee Shall File Proofs of Claim.

     (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, Charter, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Issuer, Charter, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer, Charter or the Servicer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

     (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

     (ii)  collect  and  receive  any  moneys  or  other  property   payable  or
deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding; however, the Trustee may be a member, voting or otherwise, of any committee of creditors appointed in such matter.

     SECTION 6.05. Trustee May Enforce Claims Without Possession of Notes.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

     SECTION 6.06. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article following an Event of Default, and any moneys that may then be held or thereafter received by the Trustee shall be applied in the order specified in Section 3.03(b); provided that, for the purpose of such application, the Principal Payment for each Class shall be deemed to equal the Outstanding Principal Amount of such Class, at the date or dates fixed by the

Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof.

     SECTION 6.07. Limitation on Suits.

     None of the Noteholders shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (i) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

     (ii) the Holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of 66-2/3% of the then Outstanding Principal Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders. Nothing in this Section 6.07 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Trustee pursuant to Section 7.09(h) hereof.

     SECTION 6.08. Unconditional Right of Noteholders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the Granted Assets, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Payment Dates applicable for such payments, including the Stated Maturity, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

     SECTION 6.09. Restoration of Rights and Remedies.

     If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders continue as though no such proceeding had been instituted.

     SECTION 6.10. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.04(f), no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.11. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 6.12. Control by Noteholders.

     Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the Holders of 66-2/3% of the then Outstanding Principal Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing,

     (i) no such direction shall be in conflict with any rule of law or with this Indenture;

     (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any liability on the part of the Trustee for which the Trustee is not adequately indemnified by the Noteholders, or otherwise; and

     (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder.

     SECTION 6.13. Sale of Granted Assets.

     (a) The power to effect any sale of any portion of the Granted Assets described pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Granted Assets remaining unsold, but shall continue unimpaired until the entire Granted Assets shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Granted Assets, the Trustee shall have provided each Noteholder with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

     (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Granted Assets, or any portion thereof, unless,

     (i) until such time as the conditions specified in Sections 10.01(a)(i) and
(ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Principal Amount of each Class of the Notes voting separately consent to or direct the Trustee in writing to make such sale; or

     (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with Section
6.06 on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Granted Assets at a private sale.

     (c) In connection with a sale of all or any portion of the Granted Assets:

     (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

     (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Granted Assets in connection with a sale thereof;

     (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Granted Assets in connection with a sale thereof, and to take all action necessary to effect such sale; and

     (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (d) The method, manner, time, place and terms of any sale of all, or any portion of, the Granted Assets shall be commercially reasonable.

     (e) The provisions of this Section 6.13 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Issuer or the Granted Assets that are vested in the Trustee by this Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

     SECTION 6.14. Undertaking for Costs.

     All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Payment Dates for such payments, including the Stated Maturity as applicable.

     SECTION 6.15. Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                                   THE TRUSTEE

     SECTION 7.01. Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default known to the Trustee,

     (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

     (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved, subject to Section 7.03(f) hereof, that the Trustee was negligent in ascertaining the pertinent facts;

     (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 6.12 relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

     (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 7.02. Notice of Defaults or Events of Default.

     Within five Business Days after a Responsible Officer obtaining actual knowledge of the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit, by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, and the Rating Agencies notice of such Default or Event of Default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived.

     SECTION 7.03. Certain Rights of Trustee.

     Subject to the provisions of Section 7.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any action of the Issuer may be sufficiently evidenced by a Issuer Order;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel as to legal matters and the written advice of any such counsel selected by the Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 7.04. Not Responsible for Recitals or Issuance of Notes.

     The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Servicing Agreement, the Seller Contribution and Sale Agreement, the Transferor Contribution and Sale Agreement, the Grant by the Issuer, or of the Notes or the Granted Assets. The Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes.

     SECTION 7.05. May Hold Notes.

     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee.

     SECTION 7.06. Money Held in Trust.

     Money and investments held by the Trustee shall be held in trust in one or more trust accounts hereunder, but need not be segregated from other funds except to the extent required by law.

     SECTION 7.07. Compensation, Reimbursement, etc.

     (a) Except as provided by Section 8.11, the Trustee shall be paid its monthly Trustee Fee on each Payment Date to the extent that amounts are available pursuant to Section 3.03(b)(i)(A) hereof, solely from and only to the extent that amounts are available therefrom, such compensation for all services rendered by it hereunder as the Servicer and the Trustee may agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

     (b) Except as provided by Section 8.11, the Trustee shall be reimbursed solely from and only to the extent that amounts are available pursuant to
Section 3.03(b)(i)(B) and (xiv), for all reasonable expenses, disbursements, and advances incurred  or made by the  Trustee  in  accordance  with  any  provision  of this
Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith.

     (c) Not withstanding anything to the contrary, to the extent that amounts described in this Section 7.07 are not paid, such amounts shall not be recourse obligations of the Issuer.

     SECTION 7.08. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall (a) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (b) have a combined capital and surplus of at least $100,000,000; (c) be subject to supervision or examination by federal or state authority; and (d) at the time of appointment, shall have long-term debt obligations (or, if the Trustee does not have outstanding long-term debt obligations and is a subsidiary of a holding company, which holding company shall have long-term obligations) having a credit rating of at least "A-" from S&P.

     If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act. The Trustee is subject to the provisions of Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring any conflicting interest.

     SECTION 7.09. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to Noteholders at their addresses appearing on the Note Register.

     (c) The Trustee may be removed at any time by Act of the holders of not less than a majority of the then Outstanding Principal Amount of the Notes, delivered to the Trustee and the Issuer.

     (d) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the consent of the holders of 66-2/3% of the Outstanding Principal Amount of the Notes, by an act of the Issuer, shall promptly appoint a successor Trustee.

     (e) If no successor Trustee shall have been so appointed by the Issuer or the Noteholders as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and each Rating Agency. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) The Issuer may remove the Trustee if the  Trustee  fails to comply with
Section 7.08 of this Indenture.

     (h) If the Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with Section 310(b) of the Trust Indenture Act, such Noteholder may petition any court of competent jurisdiction, for the removal of the Trustee and the appointment of a successor Trustee.

     SECTION 7.10. Acceptance of Appointment by Successor.

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.



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

     SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. The Trustee shall provide prompt written notice to each Rating Agency of any event referenced in this Section 7.11.

     SECTION 7.12. Co-trustees and Separate Trustees.

     (a) At any time or times, if the Issuer, the Trustee or any Noteholder determines that it is necessary for the purpose of meeting the legal requirements of any jurisdiction in which any assets of the Granted Assets may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or the Holders of a majority of the then Outstanding Principal Amount of the Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Granted Assets, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee, or the holders of a majority of the then Outstanding Principal Amount of the Notes, alone shall have power to make such appointment. Any co-trustee or separate trustee appointed hereunder need not satisfy the requirements of Section 7.08.

     (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

     (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

     (i) the Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other


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

personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee;

     (ii) the rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

     (iii) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer; upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

     (iv) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.12; and

     (v) any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     SECTION 7.13. Acceptance by Trustee.

     The Trustee hereby acknowledges the conveyance of the Granted Assets and the receipt of the Leases and the other Granted Assets granted by the Issuer hereunder and declares that the Trustee, through a custodian, will hold such Leases and other Granted Assets conveyed by the Issuer in trust, for the use and benefit of all Noteholders subject to the terms and provisions hereof.

     SECTION 7.14. Preferential Collection of Claims Against the Issuer.

     The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.



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

     SECTION 7.15. Reports by Trustee to Noteholders.

     To the extent required by the Trust Indenture Act, within 60 days after each May 15, following the date of this Indenture, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a), if such a report is required pursuant to Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). The Trustee shall also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

     A copy of each such report required under Trust Indenture Act Section 313 shall, at the time of such transmission to Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. The Issuer or any other obligor upon the Notes shall notify the Trustee if the Notes become listed on any stock exchange or market trading system.

     SECTION 7.16. No Proceedings.

     The Trustee hereby agrees that it will not, with respect to its fees and expenses, directly or indirectly institute, or cause to be instituted, against the Issuer any proceeding of the type referred to in Section 6.01(e) or (f) so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

                                  ARTICLE VIII

                                    COVENANTS

     SECTION 8.01. Payment of Principal and Interest.

     The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

     SECTION 8.02. Maintenance of Office or Agency; Chief Executive Office.

     (a) The Issuer will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     (b) The chief executive office of the Issuer, and the office at which the Issuer maintains its records with respect to the Leases, the interests in the Equipment, and the transactions contemplated hereby, is currently located at 530 Fifth Avenue, New York, New York; and records with respect to certain of the Leases are maintained at 530 Fifth Avenue, New York, New York. The Issuer will not change the location of such offices without giving the Trustee at least 30 days prior written notice thereof.



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

     SECTION 8.03. Money for Payments to Noteholders to be Held in Trust.

     (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Distribution Account pursuant to
Section 3.03(b) or Section 6.06 shall be made on behalf of the Issuer by the Trustee, and no amounts so withdrawn from the Distribution Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.03 or in Section 3.03(b) or Section 6.06.

     (b) In making payments hereunder, the Trustee will:

     (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders pursuant to Section 3.03(b) or Section 6.06, as applicable, in accordance with the information known to the Trustee;

     (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

     (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     Whenever the Issuer shall have one or more Paying Agents, it will, prior to each Payment Date, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and

          (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest.

     (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the

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

Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee with respect to such trust money shall thereupon cease.

     SECTION 8.04. Corporate Existence; Merger; Consolidation, etc.

     (a) The Issuer will keep in full effect its existence and rights as a limited liability company under the laws of the State of Delaware.

     (b) The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requisite and appropriate organizational and other formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Underwriting Agreement, the Seller Contribution and Sale Agreement, the Transferor Contribution and Sale Agreement and the Servicing Agreement.

     (c) The Issuer  shall not (i)  consolidate  or merge with or into any other
Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person, except as permitted under the Transaction Documents.

     SECTION 8.05. Protection of Granted Assets; Further Assurances.

     The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

     (i) Grant more effectively all or any portion of the Granted Assets;

     (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

     (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Leases, in the Equipment and all other property included in the Granted Assets; provided, that the Issuer shall not be required to file Financing Statements with respect to the interests in the Equipment in addition to those contemplated by the Servicing Agreement;

     (iv) enforce or cause the Servicer to enforce any of the Leases; or

     (v) preserve and defend title to the Leases (including the right to receive all payments due or to become due thereunder), the interests in the Equipment, or other property included in the Granted Assets and preserve and defend the rights of the Trustee and the Noteholders in such Leases (including the right to receive all payments due or to become due thereunder), interests in the Equipment and other property against the claims of all Persons and parties.

The Issuer, upon the Issuer's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.05.

     SECTION  8.06.   Commission  Reports;   Reports  to  Trustee;   Reports  to
Noteholders.

     To the extent it has not satisfied the following requirements by reporting under Section 8.09 hereof, the Issuer shall:

     (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by rules and regulations of the Commission); or, if the Issuer is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Issuer will file with the Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations; and

     (c) furnish to the Trustee for distribution to the Noteholders, as the names and addresses of such Noteholders appear in the Note Register, in the manner and to the extent provided in Section 7.15 hereof, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of Subsections (a) and (b) of this Section 8.06 as may be required to be provided to such Noteholders by the rules and regulations of the Commission under the provisions of the Trust Indenture Act.

     SECTION 8.07. Performance of Obligations; Servicing Agreement.

     (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Servicing Agreement, the Seller Contribution and Sale Agreement, the Transferor Contribution and Sale Agreement, the Notes, the Underwriting Agreement and the Placement Agent Agreement.

     (b) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Lease or any other instrument included in the Granted Assets, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Lease or such other instrument, except as expressly provided in this Indenture or the Servicing Agreement.

     (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Servicing Agreement, the Issuer shall promptly notify the Trustee and the Noteholders thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. Unless consented to by the Holders of 66-2/3% of the then Outstanding Principal Amount of the Notes and, unless the Issuer has confirmed with the Rating Agencies that such waiver will not cause the then existing rating of the Notes to be decreased, the Issuer may not waive any default under or amend the Servicing Agreement.

     SECTION 8.08. Negative Covenants.

     The Issuer will not:

     (a) sell, transfer, exchange or otherwise dispose of any portion of the Granted Assets except as expressly permitted by this Indenture;

     (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Granted Assets;

     (c) engage in any business or activity other than in connection with, or relating to the ownership of, the Leases and the interests in the Equipment, the issuance of the Notes, and the specific transactions contemplated hereby;

     (d) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, the registration statement filed with respect to the Class A Notes and Class B Notes, and the Servicing Agreement;

     (e) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

     (f) (i) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Granted Assets or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (iii) subject to
Section 4.01(c) of the Servicing Agreement, permit the lien of this Indenture not to constitute a valid first priority security interest in the Granted Assets; or

     (g) make any loan or advance to any Affiliate of the Issuer or to any other Person.

     SECTION 8.09. Information as to Issuer.

     The Issuer shall deliver to the Trustee and, the Trustee shall deliver to each Rating Agency and to each holder of outstanding Notes (and, upon the request of any Noteholder, to any prospective transferee of any Notes):

     (a) Notice of Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto; and

     (b) Report on  Proceedings - promptly upon the Issuer's  becoming  aware of
(i) any proposed or pending investigation of it by any governmental authority or agency, or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.

     SECTION 8.10. Taxes.

     The Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Granted Assets.

     SECTION 8.11. Indemnification.

     (a) The Issuer agrees to indemnify and hold harmless the Trustee and each Noteholder (each an "Indemnified Party") against any and all liabilities, unpaid fees, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Servicing Agreement, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that, all amounts payable pursuant to this Section 8.11 shall, except to the extent payable pursuant to Section 3.03(b)(i) hereof, be fully subordinated to amounts payable under the Notes, shall be without recourse to the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid.

     (b) To the extent that the Trustee remains unpaid for its fee or unreimbursed for its expenses and liabilities after application of all amounts pursuant to Section 3.03 and after giving effect to all amounts which may be recovered pursuant to Section 8.11(a), Charter Financial, Inc. agrees to indemnify the Trustee for all such unpaid or unreimbursed amounts.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures Without Consent of Noteholders.

     (a) Without the consent of any Noteholders, the Issuer, by an Issuer Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (i) to add to the covenants of the Issuer for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

     (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

     (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this Section 9.01(a) shall not adversely affect the interests of the Noteholders in any respect or result in the reduction or withdrawal of the then current ratings of the Outstanding Notes.

     (b) The Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.01(a).

     SECTION 9.02. Supplemental Indentures with Consent of Noteholders.

     (a) With the consent of the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes and by Act of said Noteholders delivered to the Issuer and the Trustee, the Issuer, by a Issuer Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall be entered into if it would result in the reduction or withdrawal of the then current ratings of the Outstanding Notes and no supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby:

     (i) change the Stated Maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

     (ii) reduce the percentage of the Outstanding Principal Amount of the Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any Act of Noteholders;

     (iii) modify any of the provisions of this Section except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

     (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Granted Assets or, except as provided in Sections 4.01 or 4.02, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture.

     (b) The Trustee shall promptly deliver to the Servicer, each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to
Section 9.02(a).

     SECTION 9.03. Execution of Supplemental Indentures.

     In executing any supplemental indenture (a) pursuant to Article 9.01 of this Indenture or (b) pursuant to Section 9.02 of this Indenture without the consent of each holder of the Notes to the execution of the same, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, liabilities, or immunities under this Indenture or otherwise.

     SECTION 9.04. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05. Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

     SECTION 9.06. Compliance with Trust Indenture Act.

     Every amendment, supplement or waiver to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

                                   ARTICLE X

                           SATISFACTION AND DISCHARGE

     SECTION 10.01. Satisfaction and Discharge of Indenture.

     (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (i) 100 days shall have elapsed since either

          (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c)) have been delivered to the Trustee for cancellation; or

          (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation

               (1) have become due and payable, or

               (2) will become due and payable at their Stated Maturity, as applicable, within one year,

     and the Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

     (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer for the benefit of the Noteholders or otherwise; and

     (iii) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Issuer or, upon Issuer Order, its assignee, all cash, securities and other property held by it as part of the Granted Assets other than funds deposited with the Trustee pursuant to Section 10.01(i)(B), for the payment and discharge of the Notes.

     (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Sections 7.07 and 8.11, and, if money shall have been deposited with the Trustee pursuant to Section 10.01(a)(i)(B), the obligations of the Trustee under Section 10.02 and Section 8.03(c) shall survive.

     (c) The Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article X.

     SECTION 10.02. Application of Trust Money.

     Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 10.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

     SECTION 10.03. Redemption.

     The Notes are subject to redemption (a) following an optional redemption by the Issuer pursuant to Section 2.01(b), (b) once the conditions in Section
3.03(d) are satisfied, or (c) following a Clean-Up Call as defined in the Servicing Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(a), the duties imposed by Section 318(a) shall control.

     SECTION 11.02. Communication by Noteholders with Other Noteholders.

     Noteholders may communicate, pursuant to Trust Indenture Act Section 312(b), with other Noteholders with respect to their rights under this Indenture or the Notes. The Issuer, the Trustee, the Note Registrar and all other parties shall have the protection of Trust Indenture Act Section 312(c).

     SECTION 11.03. Officers' Certificate and Opinion of Counsel as to Conditions Precedent.

     Upon any request or application by the Issuer (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture, the Issuer (or such other Obligor) shall furnish to the Trustee:

     (a) an Officers' Certificate (which shall include the statements set forth in Section 11.04) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (b) an Opinion of Counsel (which shall include the statements set forth in Section 11.04) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

     SECTION 11.04. Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief  statement  as to the  nature and scope of the  examination  or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

     (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     SECTION 11.05. Nonpetition.

     The Trustee shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer.

     SECTION 11.06. Limitation of Liability of Members.

     It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by the Issuer, a special purpose Delaware limited liability company governed under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements herein made on the part of the Issuer are made and intended not as personal representations, undertakings and agreements by any Member but are made and intended for the purpose of binding only the Issuer,
(iii) nothing herein contained shall be construed as creating any liability for any Member, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by any Person claiming by, through or under this Agreement and (iv) under no circumstances shall any Member be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

     SECTION 11.07. Location of Leases.

     The Servicer shall maintain the Leases at its office in 530 Fifth Avenue, New York, New York 10036 or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Servicer may temporarily move individual Leases or any portion thereof without notice as necessary to conduct collection and other servicing activities.

     SECTION 11.08. Income Tax Characterization.

     The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes will constitute indebtedness and that for all applicable tax purposes, accordingly, the Issuer will be treated as sole and exclusive owner of the Granted Assets. Further, each party hereto and each Noteholder (by receiving and holding a Note), hereby covenants to every other party hereto and to every other

Noteholder to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes. All successors and assigns of the parties hereto shall be bound by the provisions hereof.

     SECTION 11.09. Trustee Authorization.

     The Trustee is hereby authorized to execute, deliver and perform the letter of representations provided by The Depository Trust Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.

                                    CHARTER EQUIPMENT LEASE 1999-1 LLC

                                    By:  CHARTER FUNDING CORPORATION V


                                    By:   ______________________________________
                                          Name:
                                          Title:




                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Trustee



                                    By:   ______________________________________
                                          Name:
                                          Title:



                                    CHARTER FINANCIAL, INC., as Servicer



                                    By:   ______________________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE 1




                               SCHEDULE OF LEASES

                                                                     EXHIBIT A-1




                                 CLASS A-1 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                 [_]% CLASS A-1 LEASE-BACKED NOTE, SERIES 1999-1


CUSIP NO.  [________________]
No. R-1                                                              $50,642,266


     Charter Equipment Lease 1999-1 LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of fifty million six hundred forty two thousand, two hundred sixty six dollars ($50,642,266), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of [_]% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in the period since the last Payment Date or with respect to the August 25, 1999 Payment Date, since the Issuance Date.

     Principal and interest on this Class A-1 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class A-1 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-1 Notes is August, 2000, on which date the Outstanding Principal Amount of the Class A-1 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-1 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its "[_]% Class A-1 Lease-Backed Notes, Series 1999-1" (herein called the "Class A-1 Notes") limited in aggregate principal amount of $50,642,266, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-1 Note will be secured by the pledge to the Trustee of the Granted of Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-1 Notes (but not less than all the Class A-1 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-1 Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any


                                     A-1-2
such consent or waiver by the Holder of this Class A-1 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-1 Note or any Class A-1 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-1 Note is registrable in the Note Register, upon surrender of this Class A-1 Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois 60674 and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-1 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-1 Notes are exchangeable for a like aggregate principal amount of Class A-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-1 Note is registered as the owner hereof for all purposes, whether or not this Class A-1 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.



                                     A-1-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated: [__________], 1999

                                     CHARTER EQUIPMENT LEASE 1999-1 LLC
                                         By: CHARTER FUNDING
                                         CORPORATION V

                                     By: _______________________________________
                                                   Authorized Officer





                     Trustee's Certificate of Authentication

     This is one of the Class A-1 Notes referred to in the within mentioned Indenture.


                                     LASALLE BANK NATIONAL
                                     ASSOCIATION, as Trustee


                                     By: _______________________________________
                                                   Authorized Officer



                                     A-1-4

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class A-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-1 Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-1 Note on the books of the Issuer. The agent may substitute another to act for him.



Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-1 Note)

Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-1 Note.



                                     A-1-5

                                                                     EXHIBIT A-2




                                 CLASS A-2 NOTE



     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                 [_]% CLASS A-2 LEASE-BACKED NOTE, SERIES 1999-1


CUSIP NO. [_______________]
No. R-1                                                              $40,355,556

     Charter Equipment Lease 1999-1 LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of forty million three hundred fifty five thousand five hundred fifty six dollars ($40,355,556), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from [____], 1999, at the rate of [_]% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class A-2 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class A-2 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-2 Notes is February, 2002, on which date the Outstanding Principal Amount of the Class A-2 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Issuer designated as its "[_]% Class A-2 Lease-Backed Notes, Series 1999-1" (herein called the "Class A-2 Notes") limited in aggregate principal amount of $40,355,556, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-2 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-2 Note will be secured by the pledge to the Trustee of the Granted of Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-2 Notes (but not less than all the Class A-2 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-2 Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any


                                     A-2-2
such consent or waiver by the Holder of this Class A-2 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-2 Note or any Class A-2 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2 Note is registrable in the Note Register, upon surrender of this Class A-2 Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois 60674, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-2 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-2 Notes are exchangeable for a like aggregate principal amount of Class A-2 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, whether or not this Class A-2 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-2 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.


                                     A-2-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: [_________________], 1999

                                               CHARTER EQUIPMENT LEASE 1999-1
                                               LLC
                                               By: CHARTER FUNDING
                                               CORPORATION V


                                               By:  ____________________________
                                                         Authorized Officer








                     Trustee's Certificate of Authentication

     This is one of the Class A-2 Notes referred to in the within mentioned Indenture.


                                               LASALLE BANK NATIONAL
                                               ASSOCIATION, as Trustee


                                               By:  ____________________________
                                                        Authorized Signatory



                                     A-2-4

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class A-2 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-2 Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)


and irrevocably appoint ____________, agent to transfer this Class A-2 Note on the books of the Issuer. The agent may substitute another to act for him.




Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-2 Note)



Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-2 Note.



                                     A-2-5

                                                                     EXHIBIT A-3




                                 CLASS A-3 NOTE


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                 [_]% CLASS A-3 LEASE-BACKED NOTE, SERIES 1999-1


CUSIP NO. [______________]
No. R-1                                                              $18,990,850


     Charter Equipment Lease 1999-1 LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of eighteen million nine hundred thousand eight hundred fifty dollars ($18,990,850), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from [ ], at the rate of [ ]% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class A-3 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class A-3 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-3 Notes is September, 2002, on which date the Outstanding Principal Amount of the Class A-3 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of the Issuer designated as its "[_]% Class A-3 Lease-Backed Notes, Series 1999-1 (herein called the "Class A-3 Notes") limited in aggregate principal amount of $18,990,850, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-3 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-3 Note will be secured by the pledge to the Trustee of the Granted of Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-3 Notes (but not less than all the Class A-3 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-3 Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any


                                     A-3-2
such consent or waiver by the Holder of this Class A-3 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-3 Note or any Class A-3 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3 Note is registrable in the Note Register, upon surrender of this Class A-3 Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois 60674, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-3 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-3 Notes are exchangeable for a like aggregate principal amount of Class A-3 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-3 Note is registered as the owner hereof for all purposes, whether or not this Class A-3 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-3 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.


                                     A-3-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: [_________________], 1999

                                               CHARTER EQUIPMENT LEASE 1999-1
                                               LLC
                                               By: CHARTER FUNDING
                                               CORPORATION V


                                               By:  ____________________________
                                                         Authorized Officer








                     Trustee's Certificate of Authentication

     This is one of the Class A-3 Notes referred to in the within mentioned Indenture.


                                               LASALLE BANK NATIONAL
                                               ASSOCIATION, as Trustee


                                               By:  ____________________________
                                                        Authorized Signatory



                                     A-3-4

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class A-3 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-3 Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-3 Note on the books of the Issuer. The agent may substitute another to act for him.




Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-3 Note)



Signature Guarantee ____________________________________________________________



Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-3 Note.



                                     A-3-5

                                                                     EXHIBIT A-4




                                 CLASS A-4 NOTE


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                    CHARTER EQUIPMENT LEASE TRUST 1999-1 LLC

                 [_]% CLASS A-4 LEASE-BACKED NOTE, SERIES 1999-1


CUSIP NO. [______________________]
No. R-1                                                              $48,708,013


     Charter Equipment Lease 1999-1 LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of forty eight million seven hundred eight thousand thirteen dollars ($48,708,013), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from [_], 1999, at the rate of [_]% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class A-4 Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class A-4 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-4 Notes is January 2006, on which date the Outstanding Principal Amount of the Class A-4 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-4 Note is one of a duly authorized issue of Class A-4 Notes of the Issuer designated as its "[ ] % Class A-4 Lease-Backed Notes, Series 1999-1" (herein called the "Class A-4 Notes") limited in aggregate principal amount of $48,708,013, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-4 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-4 Note will be secured by the pledge to the Trustee of the Granted Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-4 Notes (but not less than all the Class A-4 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-4 Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any


                                     A-4-2
such consent or waiver by the Holder of this Class A-4 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-4 Note or any Class A-4 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-4 Note is registrable in the Note Register, upon surrender of this Class A-4 Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois 60674, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-4 Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-4 Notes are exchangeable for a like aggregate principal amount of Class A-4 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-4 Note is registered as the owner hereof for all purposes, whether or not this Class A-4 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-4 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.



                                     A-4-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: [_________________], 1999

                                               CHARTER EQUIPMENT LEASE 1999-1
                                               LLC
                                               By: CHARTER FUNDING
                                               CORPORATION V


                                               By:  ____________________________
                                                         Authorized Officer








                     Trustee's Certificate of Authentication

     This is one of the Class A-4 Notes referred to in the within mentioned Indenture.


                                               LASALLE BANK NATIONAL
                                               ASSOCIATION, as Trustee


                                               By:  ____________________________
                                                        Authorized Signatory


                                     A-4-4

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class A-4 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-4 Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-4 Note on the books of the Issuer. The agent may substitute another to act for him.





Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-4 Note)


Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-4 Note.


                                     A-4-5

                                                                       EXHIBIT B




                                  CLASS B NOTE


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                  [_]% CLASS B LEASE-BACKED NOTE, SERIES 1999-1


CUSIP No. [______________]
No. R-1                                                               $7,473,251

     Charter Equipment Lease 1999-1 LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of seven million four hundred seventy three thousand two hundred fifty one dollars ($7,473,251), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from [ ], at the rate of [ ] % per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class B Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class B Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class B Notes during the Principal Amortization Period shall be payable to the Holder of this Class B Note only upon presentation and surrender of this Class B Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture. The Stated Maturity of the Class B Notes is October 2006, on which date the Outstanding Principal Amount of the Class B Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer designated as its "[_]% Class B Lease-Backed Notes, Series 1999-1" (herein called the "Class B Notes"), limited in aggregate principal amount of $7,473,251, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class B Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class B Note will be secured by the pledge of the Trustee of the Granted Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class B Notes (but not less than all the Class B Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note or any Class B Note.

     No sale or transfer of this Class B Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class B Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Note is registrable in the Note Register, upon surrender of this Class B Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois 60674, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class B Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for a like aggregate principal amount of Class B Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: [_________________], 1999

                                               CHARTER EQUIPMENT LEASE 1999-1
                                               LLC
                                               By: CHARTER FUNDING
                                               CORPORATION V


                                               By:  ____________________________
                                                         Authorized Officer








                     Trustee's Certificate of Authentication

     This is one of the Class B Notes referred to in the within mentioned Indenture.


                                               LASALLE BANK NATIONAL
                                               ASSOCIATION, as Trustee


                                               By:  ____________________________
                                                        Authorized Signatory

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class B Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class B Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class B Note on the books of the Issuer. The agent may substitute another to act for him.





Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               B Note)


Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class B Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class B Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class B Note.

                                                                       EXHIBIT C




                                  CLASS C NOTE


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                  [_]% CLASS C LEASE-BACKED NOTE, SERIES 1999-1


CUSIP No. [_________________]
No. R-1                                                               $3,956,427

     Charter Equipment Lease 1999-1 LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of three million nine hundred fifty six thousand four hundred twenty seven dollars ($3,956,427), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from [_], at the rate of [_]% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class C Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class C Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class C Notes during the Principal Amortization Period shall be payable to the Holder of this Class C Note only upon presentation and surrender of this Class C Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class C Notes is December 2006, on which date the Outstanding Principal Amount of the Class C Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class C Note is one of a duly authorized issue of Class C Notes of the Issuer designated as its "[_]% Class C Lease-Backed Notes, Series 1999-1" (herein called the "Class C Notes"), limited in aggregate principal amount of $3,956,427, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class C Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class C Note will be secured by the pledge of the Trustee of the Granted Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class C Notes (but not less than all the Class C Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class C Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any

Class C Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class C Note or any Class C Note.

     No sale or transfer of this Class C Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class C Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class C Note is registrable in the Note Register, upon surrender of this Class C Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois 60674 and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.


     The Class C Notes are issuable only in registered form without coupons in minimum denominations of [x]. As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for a like aggregate principal amount of Class C Notes of a different authorized denomination, as requested by the Holder surrendering the same.


     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note is registered as the owner hereof for all purposes, whether or not this Class C Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class C Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: [_________________], 1999

                                               CHARTER EQUIPMENT LEASE 1999-1
                                               LLC
                                               By: CHARTER FUNDING
                                               CORPORATION V


                                               By:  ____________________________
                                                         Authorized Officer








                     Trustee's Certificate of Authentication

     This is one of the Class C Notes referred to in the within mentioned Indenture.


                                               LASALLE BANK NATIONAL
                                               ASSOCIATION, as Trustee


                                               By:  ____________________________
                                                        Authorized Signatory

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class C Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class C Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class C Note on the books of the Issuer. The agent may substitute another to act for him.





Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               C Note)


Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class C Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class C Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class C Note.

                                                                       EXHIBIT D




                                  CLASS D NOTE


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                       CHARTER EQUIPMENT LEASE 1999-1 LLC

                  [_]% CLASS D LEASE-BACKED NOTE, SERIES 1999-1


CUSIP No. [____________________]
No. R-1                                                               $1,318,809

     Charter Equipment Lease 1999-1 LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of one million three hundred eighteen thousand eight hundred nine dollars ($1,318,809), payable in monthly installments beginning on August 25, 1999, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from [_], at the rate of [_]% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class D Note shall be paid on the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing August 25, 1999, either by check to the registered address of the Holder of this Class D Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class D Notes during the Principal Amortization Period shall be payable to the Holder of this Class D Note only upon presentation and surrender of this Class D Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class D Notes is May.2007, on which date the Outstanding Principal Amount of the Class D Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class D Note is one of a duly authorized issue of Class D Notes of the Issuer designated as its "[_]% Class D Lease-Backed Notes, Series 1999-1" (herein called the "Class D Notes"), limited in aggregate principal amount of $1,318,809, issued under the Indenture, dated as of August 1, 1999 (herein called the "Indenture"), among the Issuer, Charter Financial, Inc., as Servicer, and LaSalle Bank National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class D Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class D will be secured by the pledge of the Trustee of the Granted Assets.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class D Notes (but not less than all the Class D Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class D Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any

Class D Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class D Note or any Class D Note.

     No sale or transfer of this Class D Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class D Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class D Note is registrable in the Note Register, upon surrender of this Class D Note for registration of transfer at the office or agency of the Trustee in 135 South LaSalle Street, Chicago, Illinois, 60674, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.


     The Class D Notes are issuable only in registered form without coupons in minimum denominations of [y]. As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for a like aggregate principal amount of Class D Notes of a different authorized denomination, as requested by the Holder surrendering the same.


     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class D Note is registered as the owner hereof for all purposes, whether or not this Class D Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class D Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions thereof.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: [_________________], 1999

                                               CHARTER EQUIPMENT LEASE 1999-1
                                               LLC
                                               By: CHARTER FUNDING
                                               CORPORATION V


                                               By:  ____________________________
                                                         Authorized Officer








                     Trustee's Certificate of Authentication

     This is one of the Class D Notes referred to in the within mentioned Indenture.


                                               LASALLE BANK NATIONAL
                                               ASSOCIATION, as Trustee


                                               By:  ____________________________
                                                        Authorized Signatory

                                 ASSIGNMENT FORM


     If you the holder want to assign this Class D Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class D Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class D Note on the books of the Issuer. The agent may substitute another to act for him.





Dated:  ________________            Signed:
                                           -------------------------------------

                                           -------------------------------------
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               D Note)


Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class D Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class D Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class D Note.

                                                                       EXHIBIT E

                                    [FORM OF

                               INVESTOR'S LETTER]

                                     (Date)

Charter Equipment Lease 1999-1 LLC
530 Fifth Avenue
New York, New York 10036

First Union Capital Markets Corp.
301 South College Street
One First Union Center, TW-6
Charlotte, NC  28288

LaSalle Bank National Association
135 South LaSalle Street
Suite 1625
Chicago, IL  60674
Attention:  Asset-Backed Securities Trust Services
Charter Equipment Lease 1999-1 LLC

Ladies and Gentlemen:

     We propose to purchase $___________ in original aggregate principal amount of Charter Equipment Lease 1999-1 LLC _____% Class C or D Lease-Backed Notes, Series 1999-1, (the "Notes"). The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of August 1, 1999, among Charter Equipment Lease 1999-1 LLC, LaSalle Bank National Association and Charter Financial, Inc. Capitalized terms used herein but not otherwise defined shall have the same meaning as in the Indenture.

     In connection with our proposed purchase of Notes, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by Charter Equipment Lease 1999-1 LLC and the parties to the Placement Agent Agreement.

     1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

     2. We are (Check one):

          _____     (a)  a "Qualified  Institutional  Buyer" (as defined in Rule

                         144A under the Securities Act), in the case of a transfer of Certificates to be made in reliance on Rule 144A.

          _____     (b)  an  institutional  investor that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risk of investment in the Notes.

          _____     (c)  an  "accredited   investor"  as  defined  in  Rule  501
                         promulgated under the Securities Act that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Notes and is able to bear the economic risk of investment in the Notes.

     3. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Notes will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

     4. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Notes (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Notes in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities or "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Notes except in accordance with the terms of the Notes and the Indenture.

     5. We agree not to sell the Notes in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Notes.

     6. We understand that each of the Notes shall bear a legend substantially as set forth in the form of Note included in the Indenture.

     7. We understand that there is no public market for the Notes and it is unlikely that such market will develop.

     8. We are authorized to invest in the Notes and we are sophisticated institutional investors and have knowledge and experience in financial and business matters and we are capable of evaluating the merits and risks of its investment in the Notes and we are able to bear the economic risk of such investment for an indefinite period of time. We have been given such information concerning the Notes as we have requested.

     9. The Purchaser represents that either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) it is a Benefit Plan Entity and its acquisition and holding of the Notes is covered by a Department of Labor Prohibited Transaction Class Exemption.

     10. We certify that, in acquiring the Notes, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Notes will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

     11. We will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Notes.


                                                     Very truly yours,

                                                     [                   ]

                                                                       EXHIBIT F




                    List of Authorized Officers of the Issuer

                                                                       EXHIBIT G




                      List of Authorized Offers of Charter

                                                                       EXHIBIT H




                   List of Authorized Officers of the Servicer

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................2

         SECTION 1.01.          General Definitions......................................................2
         SECTION 1.02.          Compliance Certificates and Opinions....................................22
         SECTION 1.03.          Form of Documents Delivered to Trustee..................................22
         SECTION 1.04.          Acts of Noteholders, etc................................................23
         SECTION 1.05.          Notices, etc., to Trustee, Servicer, Issuer and Rating Agencies.........24
         SECTION 1.06.          Notice to Noteholders; Waiver...........................................25
         SECTION 1.07.          Effect of Headings and Table of Contents................................25
         SECTION 1.08.          Successors and Assigns..................................................25
         SECTION 1.09.          GOVERNING LAW...........................................................26
         SECTION 1.10.          Legal Holidays..........................................................26
         SECTION 1.11.          Execution in Counterparts...............................................26
         SECTION 1.12.          Inspection..............................................................26
         SECTION 1.13.          Survival of Representations, Warranties and Covenants...................27

ARTICLE II THE NOTES 27

         SECTION 2.01.          General Provisions......................................................27
         SECTION 2.02.          Execution, Authentication, Delivery, and Dating.........................29
         SECTION 2.03.          Transfer and Exchange...................................................30
         SECTION 2.04.          Mutilated, Destroyed, Lost and Stolen Notes.............................31
         SECTION 2.05.          Book-Entry Registration of Class A Notes, Class B Notes, Class C
                                Notes and Class D Notes.................................................32
         SECTION 2.06.          Notice to Clearing Agency...............................................33
         SECTION 2.07.          Definitive Class A Notes, Class B Notes, Class C Notes and
                                Class D Notes...........................................................33
         SECTION 2.08.          Payment of Interest and Principal; Rights Preserved.....................34
         SECTION 2.09.          Persons Deemed Owners...................................................35
         SECTION 2.10.          Cancellation............................................................35
         SECTION 2.11.          Noteholder Lists........................................................35
         SECTION 2.12.          Treasury Securities.....................................................36

ARTICLE III ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION AND APPLICATION OF MONEYS; REPORTS...............36

         SECTION 3.01.          Trust Accounts; Investments by Trustee..................................36
         SECTION 3.02.          Collection of Moneys....................................................39
         SECTION 3.03.          Distribution Account; Payments..........................................39

                                                                                                       Page
                                                                                                       ----
         SECTION 3.04.          The Reserve Account.....................................................41
         SECTION 3.05.          Reports by Trustee; Notices of Certain Payments.........................42
         SECTION 3.06.          Trustee May Rely on Certain Information from Charter and Servicer.......43

ARTICLE IV RELEASE OF LEASES AND EQUIPMENT..............................................................43

         SECTION 4.01.          Release of Equipment....................................................43
         SECTION 4.02.          Release of Leases Upon Final Lease Payment..............................44
         SECTION 4.03.          Execution of Documents..................................................44

ARTICLE V SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER...............................................44

         SECTION 5.01.          Servicer Events of Default..............................................44
         SECTION 5.02.          Substitute Servicer.....................................................45

ARTICLE VI EVENTS OF DEFAULT; REMEDIES..................................................................45

         SECTION 6.01.          Events of Default.......................................................45
         SECTION 6.02.          Acceleration of Maturity; Rescission and Annulment......................46
         SECTION 6.03.          Remedies................................................................47
         SECTION 6.04.          Trustee Shall File Proofs of Claim......................................47
         SECTION 6.05.          Trustee May Enforce Claims Without Possession of Notes..................48
         SECTION 6.06.          Application of Money Collected..........................................48
         SECTION 6.07.          Limitation on Suits.....................................................49
         SECTION 6.08.          Unconditional Right of Noteholders to Receive Principal and Interest....49
         SECTION 6.09.          Restoration of Rights and Remedies......................................50
         SECTION 6.10.          Rights and Remedies Cumulative..........................................50
         SECTION 6.11.          Delay or Omission Not Waiver............................................50
         SECTION 6.12.          Control by Noteholders..................................................50
         SECTION 6.13.          Sale of Granted Assets..................................................51
         SECTION 6.14.          Undertaking for Costs...................................................52
         SECTION 6.15.          Waiver of Stay or Extension Laws........................................52

ARTICLE VII THE TRUSTEE.................................................................................53

         SECTION 7.01.          Certain Duties and Responsibilities.....................................53
         SECTION 7.02.          Notice of Defaults or Events of Default.................................54
         SECTION 7.03.          Certain Rights of Trustee...............................................54
         SECTION 7.04.          Not Responsible for Recitals or Issuance of Notes.......................55
         SECTION 7.05.          May Hold Notes..........................................................55
         SECTION 7.06.          Money Held in Trust.....................................................55
         SECTION 7.07.          Compensation, Reimbursement, etc........................................55
         SECTION 7.08.          Corporate Trustee Required; Eligibility.................................56
         SECTION 7.09.          Resignation and Removal; Appointment of Successor.......................56

                                                                                                       Page
                                                                                                       ----
         SECTION 7.10.          Acceptance of Appointment by Successor..................................57
         SECTION 7.11.          Merger, Conversion, Consolidation or Succession to Business.............58
         SECTION 7.12.          Co-trustees and Separate Trustees.......................................58
         SECTION 7.13.          Acceptance by Trustee...................................................59
         SECTION 7.14.          Preferential Collection of Claims Against the Issuer....................59
         SECTION 7.15.          Reports by Trustee to Noteholders.......................................60
         SECTION 7.16.          No Proceedings..........................................................60

ARTICLE VIII COVENANTS..................................................................................60

         SECTION 8.01.          Payment of Principal and Interest.......................................60
         SECTION 8.02.          Maintenance of Office or Agency; Chief Executive Office.................60
         SECTION 8.03.          Money for Payments to Noteholders to be Held in Trust...................61
         SECTION 8.04.          Corporate Existence; Merger; Consolidation, etc.........................62
         SECTION 8.05.          Protection of Granted Assets; Further Assurances........................62
         SECTION 8.06.          Commission Reports; Reports to Trustee; Reports to Noteholders..........63
         SECTION 8.07.          Performance of Obligations; Servicing Agreement.........................64
         SECTION 8.08.          Negative Covenants......................................................64
         SECTION 8.09.          Information as to Issuer................................................65
         SECTION 8.10.          Taxes...................................................................65
         SECTION 8.11.          Indemnification.........................................................65

ARTICLE IX SUPPLEMENTAL INDENTURES......................................................................66

         SECTION 9.01.          Supplemental Indentures Without Consent of Noteholders..................66
         SECTION 9.02.          Supplemental Indentures with Consent of Noteholders.....................66
         SECTION 9.03.          Execution of Supplemental Indentures....................................67
         SECTION 9.04.          Effect of Supplemental Indentures.......................................68
         SECTION 9.05.          Reference in Notes to Supplemental Indentures...........................68
         SECTION 9.06.          Compliance with Trust Indenture Act.....................................68

ARTICLE X SATISFACTION AND DISCHARGE....................................................................68

         SECTION 10.01.         Satisfaction and Discharge of Indenture.................................68
         SECTION 10.02.         Application of Trust Money..............................................69
         SECTION 10.03.         Redemption..............................................................69

ARTICLE XI MISCELLANEOUS................................................................................70

         SECTION 11.01.         Trust Indenture Act Controls............................................70
         SECTION 11.02.         Communication by Noteholders with Other Noteholders.....................70
         SECTION 11.03.         Officers' Certificate and Opinion of Counsel as to Conditions Precedent.70
         SECTION 11.04.         Statements Required in Certificate or Opinion...........................70
         SECTION 11.05.         Nonpetition.............................................................71
         SECTION 11.06.         Limitation of Liability of Members......................................71
         SECTION 11.07.         Location of Leases......................................................71
         SECTION 11.08.         Income Tax Characterization.............................................71
         SECTION 11.09.         Trustee Authorization...................................................72

                                    SCHEDULES

SCHEDULE 1                      Schedule of Leases

                                    EXHIBITS

EXHIBIT A-1            Form of Class A-1 Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT A-2            Form of Class A-2 Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT A-3            Form of Class A-3 Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT A-4            Form of Class A-4 Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT B              Form of Class B Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT C              Form of Class C Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT D              Form of Class D Note and Form of Trustee's
                       Certificate of Authentication
EXHIBIT E              Form of Investor Letter
EXHIBIT F              Initial List of Authorized Officers of the Issuer
EXHIBIT G              Initial list of Authorized Officers of Charter
EXHIBIT H              Initial List of Authorized Officers of the Servicer